UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2003

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2003




ITEM 1.    REPORTS TO STOCKHOLDERS.

                            [Compass Graphic Omitted]

                                CHARTWELL
                                DIVIDEND AND
                                INCOME FUND, INC.

                                ANNUAL REPORT TO SHAREHOLDERS
                                DATED NOVEMBER 30, 2003


     [COMPASS GRAPHIC OMITTED]  CHARTWELL INVESTMENT
                                PARTNERS

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.



                                        2
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

In 2003, equity and fixed income markets posted positive returns, gaining back some of the losses posted over the prior three years. The first quarter of the year was a continuance of the bear market as investors looked backward at corporate scandals, falling earnings, bankruptcies, and the uncertainty of the war in Iraq. However, with the end of the hot war and the passing of major tax cuts, investors again took a forward looking perspective and redirected capital into equities and high yield bonds. This resurgence of investor confidence and early signs of an economic upturn were catalysts for the markets' positive results.

The investment objective of the Fund is first to provide income and secondarily to provide capital gains to our investors. To achieve this goal, the Fund primarily utilizes high-yielding stocks, an option overwrite strategy on some of these stocks and high yield, low rated, corporate bonds.

During the Fund's fiscal year ended November 30, 2003, the S&P 500 equity index advanced 15.08% and the Merrill Lynch High Yield Cash Pay bond index returned 26.2%. The Fund's total return on a net asset value basis was 28.96%, assuming reinvestment of dividends. The total market return of the Fund was 51.57% to shareholders on a market basis assuming reinvestment of dividends in additional shares of the Fund. The closing price as of November 30, 2003 was $9.80, a premium of 15.0% to NAV. This compares to a discount to NAV as of November 30, 2002. For the Fund's fiscal year, the Fund traded between $7.09 and $9.88 and between a 3.9% discount and a 16.8% premium to NAV.


                             [CHART GRAPHIC OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                                                                        PREMIUM/
                          PRICE                    NAV                 DISCOUNT
11/29/02                  7.27                    7.47                   -2.68
12/31/02                  7.30                    7.37                   -0.95
1/31/03                   7.51                    7.28                    3.16
2/28/03                   7.65                    7.21                    6.10
3/31/03                   7.79                    7.19                    8.34
4/30/03                   8.00                    7.74                    3.36
5/31/03                   8.50                    8.07                    5.33
6/30/03                   9.11                    8.13                   12.05
7/31/03                   9.16                    8.10                   13.09
8/31/03                   9.00                    8.05                   11.80
9/30/03                   9.05                    8.23                    9.96
10/31/03                  9.39                    8.48                   10.73
11/28/03                  9.85                    8.52                   15.61

                                        3
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


Our stock market outlook for 2004 is guardedly optimistic. We believe that stock market returns will approximate the dividend yield plus earnings growth, with less likelihood of significant valuation expansion. Similarly, we anticipate that high yield bond returns will approximate the current yield on bonds, with less likelihood of significant further price appreciation. We are optimistic about our style of investing in this market. The assets in the portfolio provide more income than the broad market and we believe our equity portfolio has room for reasonable earnings growth, which can provide positive returns for our holders.

At the end of the second fiscal quarter, Leslie M. Varrelman, Vice President/ Portfolio Manager of the Fund's fixed income investments, resigned from the Advisor. We are pleased to welcome Paul Matlack who has replaced Leslie M. Varrelman as a Fixed Income Portfolio Manager. Mr. Matlack will join Andrew Toburen in overseeing the fixed income portion of the Fund. Mr. Matlack was previously Senior Portfolio Manager with Turner Investment Partners and Delaware Investment Advisers with 18 years of industry experience. Thank you for your continuing support of the portfolio management team and of the Chartwell Dividend and Income Fund.

Sincerely,


/s/Winthrop S. Jessup

Winthrop S. Jessup
PARTNER
CHARTWELL INVESTMENT PARTNERS





/s/ Bernard P. Schaffer                     /s/ Andrew S. Toburen

Bernard P. Schaffer                         Andrew S. Toburen
PORTFOLIO MANAGER                           PORTFOLIO MANAGER


                  PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                         Andrew S. Toburen
PORTFOLIO MANAGER                           PORTFOLIO MANAGER
EQUITY                                      FIXED INCOME

Doster J. Esh                               Christine F. Williams
PORTFOLIO MANAGER                           PORTFOLIO MANAGER
EQUITY AND CONVERTIBLE SECURITIES           FIXED INCOME

                                            Paul Matlack
                                            PORTFOLIO MANAGER
                                            FIXED INCOME



                                        4
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FIXED INCOME RESULTS


        % OF TOTAL INVESTMENTS
       AS OF NOVEMBER 30, 2003


[PIE CHART OMITTED]
PERCENTAGES ARE AS FOLLOWS:

Equities      55%
Cash           1%
Fixed Income  44%


          TOTAL RETURN
TWELVE MONTHS ENDING NOVEMBER 30, 2003


[BAR GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Merrill Lynch High Yield Cash Pay Index       26.2%
CWF High Yield                                26.0%


High yield bonds staged a spectacular recovery during the 12 months ending November 30, 2003, with the Merrill Lynch High Yield Cash Pay Index returning 26.2% over the period. The high yield portion of your Fund gained in lockstep with the market, returning 26.0% for the year.


                      HIGH YIELD SECTOR PERFORMANCE 1-YEAR
         (Source: Merrill Lynch, Twelve Months Ending November 30, 2003)


[SECTOR BAR GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                                        BASIS POINTS
HY CCC Index                               57.5%
Utilities                                  55.3%
Telecom                                    44.1%
Technology                                 37.2%
Energy                                     34.0%
Cable TV                                   33.0%
Shipping                                   27.1%
HY Index                                   26.2%
HY B Index                                 23.4%
Automotive                                 23.1%
Bldg Materials                             20.2%
Publishing                                 19.8%
HY BB Index                                19.6%
Broadcasting                               19.6%
Consumer                                   18.6%
Services                                   18.5%
Homebuilding                               18.4%
Food/Beverage                              18.0%
Chemicals                                  17.1%
Paper                                      15.8%
Metals/Mining                              15.2%
Gaming                                     14.8%
Healthcare                                 12.9%
Steel                                       0.9%

The high yield rally has been fueled by a number of factors, beginning with oversold conditions at the start of the year, gathering signs of economic recovery, falling interest rates, rallying stock prices, and record-breaking inflows into high yield bond funds. Additionally, the fundamental risk factor for high yield bonds is default rates, and that indicator has fallen to an annual level of just 5.3%, after peaking at 10.5% during 2001.


                         HIGH YIELD ANNUAL DEFAULT RATES
       (Source: Moody's, 2003* is Twelve Months Ending November 30, 2003)


[BAR GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                                        DEFAULT RATE
1988                                        3.5%
1989                                        6.1%
1990                                        9.9%
1991                                       10.4%
1992                                        4.9%
1993                                        3.6%
1994                                        2.0%
1995                                        3.3%
1996                                        1.7%
1997                                        2.0%
1998                                        3.5%
1999                                        5.6%
2000                                        6.0%
2001                                       10.6%
2002                                        8.4%
2003                                        5.3%


                                        5
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

As a result, the risk premium between high yield bonds and the comparable duration Treasury bond declined from 800 basis points to 401 basis points over the course of the fiscal year, an unprecedented compression of credit spreads in so short a period.


                  HIGH YIELD PREMIUM OVER TREASURIES ("SPREAD")
    (Source: Merrill Lynch, Bloomberg, November 30, 1994 - November 30, 2003)


[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                                      BASIS POINTS
Dec-94                                    344%
Jan-95                                    342%
Feb-95                                    336%
Mar-95                                    332%
Apr-95                                    318%
May-95                                    344%
Jun-95                                    368%
Jul-95                                    338%
Aug-95                                    355%
Sep-95                                    373%
Oct-95                                    374%
Nov-95                                    387%
Dec-95                                    396%
Jan-96                                    366%
Feb-96                                    321%
Mar-96                                    325%
Apr-96                                    300%
May-96                                    282%
Jun-96                                    306%
Jul-96                                    298%
Aug-96                                    275%
Sep-96                                    270%
Oct-96                                    297%
Nov-96                                    305%
Dec-96                                    266%
Jan-97                                    260%
Feb-97                                    243%
Mar-97                                    258%
Apr-97                                    271%
May-97                                    243%
Jun-97                                    241%
Jul-97                                    242%
Aug-97                                    230%
Sep-97                                    234%
Oct-97                                    272%
Nov-97                                    266%
Dec-97                                    269%
Jan-98                                    271%
Feb-98                                    261%
Mar-98                                    260%
Apr-98                                    271%
May-98                                    293%
Jun-98                                    350%
Jul-98                                    351%
Aug-98                                    502%
Sep-98                                    573%
Oct-98                                    613%
Nov-98                                    530%
Dec 98                                    555%
Jan-99                                    550%
Feb-99                                    507%
Mar-99                                    510%
Apr-99                                    464%
May-99                                    467%
Jun-99                                    465%
Jul-99                                    444%
Aug-99                                    465%
Sep-99                                    489%
Oct-99                                    499%
Nov-99                                    470%
Dec-99                                    453%
Jan-00                                    461%
Feb-00                                    496%
Mar-00                                    584%
Apr-00                                    596%
May-00                                    618%
Jun-00                                    615%
Jul-00                                    617%
Aug-00                                    641%
Sep-00                                    664%
Oct-00                                    757%
Nov-00                                    874%
Dec-00                                    881%
Jan-01                                    739%
Feb-01                                    729%
Mar-01                                    760%
Apr-01                                    739%
May-01                                    703%
Jun-01                                    739%
Jul-01                                    745%
Aug-01                                    731%
Sep-01                                    914%
Oct-01                                    865%
Nov-01                                    752%
Dec-01                                    734%
Jan-02                                    697%
Feb-02                                    722%
Mar-02                                    621%
Apr-02                                    601%
May-02                                    643%
Jun-02                                    781%
Jul-02                                    874%
Aug-02                                    882%
Sep-02                                    966%
Oct-02                                    974%
Nov-02                                    800%
Dec-02                                    802%
Jan-03                                    747%
Feb-03                                    757%
Mar-03                                    696%
Apr-03                                    576%
May-03                                    614%
Jun-03                                    554%
Jul-03                                    488%
Aug-03                                    477%
Sep-03                                    483%
Oct-03                                    415%
Nov-03                                    401%

Returns during the fiscal year were inversely correlated with credit quality, with the riskiest credit tiers, coupon structures, and industries outperforming all others. For example, CCC-rated issues, the lowest rung on the credit ladder, returned 57.5%, compared to 23.4% and 19.5% for B's and BB's, respectively. Similarly, zero coupon high yield bonds returned 76.5% for the period, compared to 26.2% for cash pay bonds. Industry returns followed the same pattern, ranging from 55.3% for struggling electric utility companies to just 13.0% for higher quality healthcare issues. Not surprisingly, the Fund's top performers were its positions in Calpine Corp., AES Corp., and PSEG Energy Holdings, all lower quality electric utilities. The Fund's worst performing issues were Fleming and Healthsouth, which declined as a result of announced accounting irregularities at both companies. These issues have been sold.


                                        6
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

OUTLOOK:

Historically, the period from the trough of the economic cycle to the mid-point of the ensuing expansion has been the performance "sweet spot" for the high yield market, and we believe this scenario is just beginning to play out. While credit spreads continue to narrow as the economy expands, we believe that the most dramatic spread compression is likely behind us and returns will increasingly consist largely of income. However, we believe the relative performance of high yield bonds, particularly in the context of fixed income alternatives, will remain attractive. In particular, the relative insensitivity of high yield securities to rising interest rates (compared to higher quality bond instruments) implies that the asset class will continue to attract capital if the scenario of robust economic expansion unfolds as many expect.

Our high yield strategy is based on generating returns by conserving principal and compounding the coupon stream. We implement this by building well-diversified portfolios centered on higher quality B and BB-rated cash pay high yield securities in industries demonstrating stable to positive growth characteristics. Since our credit management process focuses heavily on downside risks, the Fund's returns may be expected to modestly underperform the broad high yield index in sharp market rallies like the one experienced since the fourth quarter of 2002. However, we believe the conservative approach to high yield investing remains the proven route to out performance over the full market cycle.

                                        7
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

EQUITY RETURNS

 % OF TOTAL INVESTMENTS
 AS OF NOVEMBER 30, 2003


[PIE CHART OMITTED]
PERCENTAGES ARE AS FOLLOWS:

Fixed Income         44%
Equities             55%
Cash                  1%

[BAR GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:


                  TOTAL RETURN
    TWELVE MONTHS ENDING NOVEMBER 30, 2003

CWF Equities                             14.7%
S&P 500                                  15.1%
Dow Jones Industrial Average             12.6%

The equity markets were very strong in 2003, ending three years of very difficult returns. Wars ended, taxes were cut, mortgage rates hit 40 year lows, profits improved and the equity markets advanced. The biggest advancers for the year generally were those sectors with the worst sentiment at the height of the war in Iraq: industrials, technology, and consumer cyclicals. Surprise winners were REITs and utilities which performed very well despite lacking speculative appeal. Hurting the Fund's performance were more `stable' sectors, such as several healthcare and Telecommunications issues.


[S&P 500 SECTOR GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

S&P 500 TOTAL RETURN BY SECTOR

                                            TOTAL RETURN

REITs                                           29.1%
Utilities                                       24.0%
Information Technology                          24.0%
Materials                                       21.0%
Consumer Discretionary                          20.0%
Financials                                      18.0%
Industrials                                     18.0%
Consumer Staples                                13.0%
Energy                                          11.0%
Healthcare                                       6.0%
Telecommunication                               -9.0%


*12 Month Period Ending November 30, 2003



FUND SECTOR ALLOCATION (AS OF NOVEMBER 30, 2003)

Bonds                                           44%
Cash                                             1%
Basic Industry                                   1%
Capital Goods                                    1%
Consumer Cyclical                                1%
Consumer Staples                                 4%
Energy                                           3%
Financial                                       24%
Healthcare                                       2%
Real Estate                                      6%
Utilities                                        5%
Technology                                       7%
Telecommunications                               1%

                                        8
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

TOP PERFORMING EQUITY HOLDINGS IN 2003
--------------------------------------------------------------------------------

Altria Group, Inc. (MO, $52.00) benefited from key court decisions. The company continues to restructure its domestic tobacco business and growth abroad remains positive.


                         ALTRIA GROUP INCORPORATED (MO)
                              (Source: StockVal(R))


[Altria Group Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $37.64
11/29/02                                        37.72
12/2/02                                         38.00
12/3/02                                         38.32
12/4/02                                         39.60
12/5/02                                         39.36
12/6/02                                         39.95
12/9/02                                         40.06
12/10/02                                        41.01
12/11/02                                        40.83
12/12/02                                        40.79
12/13/02                                        40.98
12/16/02                                        41.49
12/17/02                                        41.20
12/18/02                                        41.33
12/19/02                                        40.74
12/20/02                                        41.12
12/23/02                                        41.40
12/24/02                                        41.48
12/26/02                                        41.80
12/27/02                                        41.32
12/30/02                                        41.39
12/31/02                                        40.53
1/2/03                                          40.35
1/3/03                                          39.80
1/6/03                                          39.51
1/7/03                                          41.13
1/8/03                                          40.51
1/9/03                                          41.38
1/10/03                                         41.20
1/13/03                                         41.38
1/14/03                                         41.35
1/15/03                                         41.12
1/16/03                                         41.72
1/17/03                                         41.90
1/21/03                                         41.28
1/22/03                                         40.83
1/23/03                                         39.55
1/24/03                                         38.90
1/27/03                                         38.65
1/28/03                                         38.38
1/29/03                                         37.03
1/30/03                                         36.85
1/31/03                                         37.87
2/3/03                                          38.39
2/4/03                                          38.04
2/5/03                                          38.05
2/6/03                                          37.53
2/7/03                                          37.62
2/10/03                                         38.09
2/11/03                                         37.55
2/12/03                                         37.41
2/13/03                                         37.47
2/14/03                                         38.14
2/18/03                                         37.98
2/19/03                                         37.49
2/20/03                                         37.02
2/21/03                                         37.63
2/24/03                                         37.25
2/25/03                                         38.05
2/26/03                                         38.07
2/27/03                                         38.70
2/28/03                                         38.65
3/3/03                                          38.98
3/4/03                                          38.88
3/5/03                                          38.99
3/6/03                                          37.28
3/7/03                                          35.82
3/10/03                                         35.55
3/11/03                                         36.10
3/12/03                                         35.72
3/13/03                                         35.72
3/14/03                                         34.93
3/17/03                                         34.72
3/18/03                                         32.60
3/19/03                                         33.81
3/20/03                                         34.29
3/21/03                                         35.04
3/24/03                                         33.59
3/25/03                                         33.45
3/26/03                                         33.40
3/27/03                                         33.30
3/28/03                                         32.13
3/31/03                                         29.96
4/1/03                                          28.10
4/2/03                                          29.65
4/3/03                                          29.70
4/4/03                                          28.30
4/7/03                                          29.02
4/8/03                                          30.00
4/9/03                                          30.30
4/10/03                                         30.10
4/11/03                                         30.59
4/14/03                                         31.48
4/15/03                                         32.45
4/16/03                                         31.70
4/17/03                                         32.19
4/21/03                                         32.37
4/22/03                                         32.69
4/23/03                                         32.96
4/24/03                                         32.90
4/25/03                                         31.01
4/28/03                                         31.15
4/29/03                                         30.80
4/30/03                                         30.76
5/1/03                                          30.45
5/2/03                                          30.97
5/5/03                                          30.95
5/6/03                                          31.04
5/7/03                                          31.37
5/8/03                                          31.03
5/9/03                                          31.70
5/12/03                                         33.10
5/13/03                                         33.18
5/14/03                                         33.43
5/15/03                                         33.74
5/16/03                                         33.30
5/19/03                                         33.52
5/20/03                                         34.91
5/21/03                                         38.30
5/22/03                                         41.05
5/23/03                                         42.31
5/27/03                                         42.09
5/28/03                                         41.33
5/29/03                                         41.30
5/30/03                                         41.30
6/2/03                                          42.12
6/3/03                                          42.72
6/4/03                                          43.20
6/5/03                                          43.30
6/6/03                                          43.50
6/9/03                                          43.05
6/10/03                                         43.80
6/11/03                                         43.68
6/12/03                                         42.90
6/13/03                                         42.18
6/16/03                                         42.88
6/17/03                                         43.07
6/18/03                                         44.24
6/19/03                                         43.63
6/20/03                                         43.01
6/23/03                                         43.85
6/24/03                                         45.05
6/25/03                                         43.97
6/26/03                                         44.78
6/27/03                                         45.10
6/30/03                                         45.44
7/1/03                                          46.19
7/2/03                                          46.59
7/3/03                                          46.12
7/7/03                                          46.87
7/8/03                                          46.77
7/9/03                                          44.00
7/10/03                                         43.20
7/11/03                                         41.81
7/14/03                                         41.96
7/15/03                                         40.50
7/16/03                                         40.00
7/17/03                                         39.83
7/18/03                                         40.28
7/21/03                                         40.27
7/22/03                                         40.28
7/23/03                                         40.14
7/24/03                                         40.20
7/25/03                                         40.99
7/28/03                                         40.27
7/29/03                                         40.27
7/30/03                                         40.00
7/31/03                                         40.01
8/1/03                                          40.28
8/4/03                                          41.00
8/5/03                                          40.21
8/6/03                                          40.20
8/7/03                                          39.97
8/8/03                                          39.92
8/11/03                                         40.39
8/12/03                                         40.72
8/13/03                                         40.35
8/14/03                                         39.85
8/15/03                                         39.85
8/18/03                                         38.98
8/19/03                                         38.97
8/20/03                                         39.94
8/21/03                                         39.89
8/22/03                                         39.53
8/25/03                                         40.00
8/26/03                                         39.95
8/27/03                                         40.28
8/28/03                                         40.91
8/29/03                                         41.22
9/2/03                                          41.71
9/3/03                                          41.89
9/4/03                                          41.78
9/5/03                                          41.50
9/8/03                                          41.63
9/9/03                                          41.48
9/10/03                                         41.59
9/11/03                                         41.02
9/12/03                                         40.57
9/15/03                                         40.60
9/16/03                                         40.46
9/17/03                                         44.65
9/18/03                                         44.56
9/19/03                                         44.59
9/22/03                                         44.48
9/23/03                                         44.50
9/24/03                                         44.26
9/25/03                                         43.88
9/26/03                                         43.35
9/29/03                                         43.50
9/30/03                                         43.80
10/1/03                                         44.37
10/2/03                                         44.30
10/3/03                                         44.69
10/6/03                                         45.03
10/7/03                                         45.14
10/8/03                                         44.95
10/9/03                                         45.23
10/10/03                                        45.05
10/13/03                                        44.90
10/14/03                                        45.00
10/15/03                                        45.15
10/16/03                                        44.95
10/17/03                                        44.78
10/20/03                                        45.47
10/21/03                                        45.45
10/22/03                                        45.30
10/23/03                                        45.48
10/24/03                                        45.60
10/27/03                                        45.31
10/28/03                                        46.17
10/29/03                                        46.70
10/30/03                                        46.63
10/31/03                                        46.50
11/3/03                                         46.56
11/4/03                                         46.53
11/5/03                                         46.98
11/6/03                                         47.30
11/7/03                                         49.51
11/10/03                                        49.10
11/11/03                                        48.70
11/12/03                                        50.25
11/13/03                                        50.16
11/14/03                                        50.35
11/17/03                                        50.35
11/18/03                                        49.87
11/19/03                                        50.00
11/20/03                                        50.02
11/21/03                                        50.09
11/24/03                                        50.59
11/25/03                                        50.82
11/26/03                                        51.90
11/28/03                                        52.00


FleetBoston Financial Corp. (FBF, $40.60) experienced improving credit performance and mortgage origination growth. In late October, Bank of America made an offer to buy FBF for a substantial premium over its then current market price.


                    FLEET BOSTON FINANCIAL CORPORATION (FBF)
                              (Source: StockVal(R))

[Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $27.49
11/29/02                                        27.13
12/2/02                                         26.84
12/3/02                                         26.03
12/4/02                                         25.87
12/5/02                                         24.89
12/6/02                                         24.96
12/9/02                                         24.65
12/10/02                                        25.35
12/11/02                                        25.18
12/12/02                                        25.42
12/13/02                                        25.00
12/16/02                                        25.73
12/17/02                                        25.91
12/18/02                                        24.94
12/19/02                                        24.49
12/20/02                                        24.60
12/23/02                                        24.45
12/24/02                                        24.35
12/26/02                                        24.45
12/27/02                                        24.00
12/30/02                                        24.38
12/31/02                                        24.30
1/2/03                                          25.53
1/3/03                                          25.81
1/6/03                                          27.46
1/7/03                                          27.18
1/8/03                                          27.13
1/9/03                                          27.50
1/10/03                                         27.40
1/13/03                                         27.46
1/14/03                                         27.64
1/15/03                                         27.37
1/16/03                                         27.46
1/17/03                                         27.26
1/21/03                                         27.30
1/22/03                                         27.01
1/23/03                                         27.10
1/24/03                                         26.10
1/27/03                                         25.28
1/28/03                                         25.72
1/29/03                                         25.97
1/30/03                                         25.40
1/31/03                                         26.11
2/3/03                                          26.31
2/4/03                                          25.67
2/5/03                                          25.42
2/6/03                                          25.30
2/7/03                                          24.99
2/10/03                                         25.34
2/11/03                                         24.57
2/12/03                                         24.21
2/13/03                                         24.00
2/14/03                                         24.58
2/18/03                                         25.22
2/19/03                                         24.89
2/20/03                                         24.70
2/21/03                                         25.07
2/24/03                                         24.67
2/25/03                                         24.94
2/26/03                                         24.71
2/27/03                                         24.55
2/28/03                                         24.56
3/3/03                                          24.41
3/4/03                                          24.07
3/5/03                                          24.36
3/6/03                                          23.25
3/7/03                                          22.67
3/10/03                                         22.00
3/11/03                                         21.98
3/12/03                                         22.00
3/13/03                                         23.23
3/14/03                                         23.24
3/17/03                                         23.87
3/18/03                                         23.99
3/19/03                                         24.28
3/20/03                                         24.72
3/21/03                                         25.55
3/24/03                                         24.36
3/25/03                                         24.63
3/26/03                                         24.32
3/27/03                                         24.20
3/28/03                                         24.21
3/31/03                                         23.88
4/1/03                                          24.55
4/2/03                                          25.24
4/3/03                                          25.24
4/4/03                                          25.44
4/7/03                                          25.61
4/8/03                                          25.64
4/9/03                                          25.03
4/10/03                                         25.37
4/11/03                                         25.09
4/14/03                                         25.61
4/15/03                                         25.97
4/16/03                                         25.30
4/17/03                                         25.31
4/21/03                                         25.50
4/22/03                                         26.52
4/23/03                                         26.79
4/24/03                                         26.59
4/25/03                                         26.54
4/28/03                                         27.03
4/29/03                                         26.70
4/30/03                                         26.52
5/1/03                                          26.70
5/2/03                                          27.36
5/5/03                                          27.31
5/6/03                                          27.46
5/7/03                                          28.00
5/8/03                                          26.91
5/9/03                                          27.30
5/12/03                                         28.10
5/13/03                                         28.68
5/14/03                                         28.86
5/15/03                                         29.10
5/16/03                                         29.23
5/19/03                                         28.10
5/20/03                                         28.48
5/21/03                                         28.84
5/22/03                                         29.00
5/23/03                                         29.59
5/27/03                                         29.49
5/28/03                                         29.45
5/29/03                                         29.00
5/30/03                                         29.57
6/2/03                                          29.47
6/3/03                                          30.09
6/4/03                                          30.48
6/5/03                                          31.03
6/6/03                                          30.93
6/9/03                                          29.83
6/10/03                                         30.40
6/11/03                                         30.75
6/12/03                                         30.45
6/13/03                                         30.12
6/16/03                                         30.81
6/17/03                                         31.15
6/18/03                                         31.00
6/19/03                                         30.22
6/20/03                                         30.88
6/23/03                                         30.46
6/24/03                                         30.20
6/25/03                                         29.95
6/26/03                                         29.96
6/27/03                                         29.70
6/30/03                                         29.71
7/1/03                                          30.52
7/2/03                                          30.97
7/3/03                                          30.74
7/7/03                                          31.27
7/8/03                                          31.39
7/9/03                                          31.09
7/10/03                                         30.44
7/11/03                                         30.65
7/14/03                                         31.54
7/15/03                                         30.43
7/16/03                                         30.12
7/17/03                                         29.80
7/18/03                                         30.16
7/21/03                                         29.96
7/22/03                                         30.39
7/23/03                                         30.39
7/24/03                                         30.22
7/25/03                                         30.51
7/28/03                                         30.28
7/29/03                                         30.22
7/30/03                                         31.00
7/31/03                                         31.09
8/1/03                                          30.44
8/4/03                                          30.55
8/5/03                                          29.88
8/6/03                                          29.72
8/7/03                                          29.87
8/8/03                                          30.09
8/11/03                                         30.04
8/12/03                                         30.60
8/13/03                                         30.33
8/14/03                                         30.67
8/15/03                                         30.70
8/18/03                                         30.72
8/19/03                                         30.65
8/20/03                                         30.65
8/21/03                                         30.55
8/22/03                                         29.93
8/25/03                                         29.41
8/26/03                                         29.60
8/27/03                                         29.72
8/28/03                                         29.61
8/29/03                                         29.59
9/2/03                                          29.75
9/3/03                                          29.69
9/4/03                                          29.85
9/5/03                                          29.61
9/8/03                                          29.79
9/9/03                                          29.75
9/10/03                                         29.35
9/11/03                                         29.61
9/12/03                                         29.77
9/15/03                                         29.46
9/16/03                                         30.17
9/17/03                                         30.02
9/18/03                                         30.89
9/19/03                                         30.90
9/22/03                                         30.34
9/23/03                                         30.66
9/24/03                                         29.97
9/25/03                                         29.90
9/26/03                                         29.98
9/29/03                                         30.27
9/30/03                                         30.15
10/1/03                                         31.19
10/2/03                                         31.18
10/3/03                                         31.24
10/6/03                                         31.50
10/7/03                                         31.82
10/8/03                                         31.80
10/9/03                                         31.95
10/10/03                                        32.12
10/13/03                                        32.40
10/14/03                                        32.63
10/15/03                                        32.52
10/16/03                                        32.85
10/17/03                                        32.61
10/20/03                                        32.70
10/21/03                                        32.41
10/22/03                                        31.99
10/23/03                                        32.06
10/24/03                                        31.80
10/27/03                                        39.20
10/28/03                                        38.80
10/29/03                                        39.55
10/30/03                                        40.10
10/31/03                                        40.39
11/3/03                                         40.52
11/4/03                                         40.26
11/5/03                                         40.55
11/6/03                                         40.93
11/7/03                                         40.50
11/10/03                                        40.35
11/11/03                                        40.52
11/12/03                                        40.51
11/13/03                                        40.20
11/14/03                                        40.06
11/17/03                                        40.00
11/18/03                                        39.55
11/19/03                                        39.90
11/20/03                                        39.72
11/21/03                                        40.00
11/24/03                                        40.44
11/25/03                                        40.47
11/26/03                                        40.65
11/28/03                                        40.60


Duke Realty Corporation (DRE, $30.80) improved with the overall REIT market, making key property acquisitions in Indiana and Illinois.


                          DUKE REALTY CORPORATION (DRE)
                              (Source: StockVal(R))


[Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $25.10
11/29/02                                        25.00
12/2/02                                         25.40
12/3/02                                         25.20
12/4/02                                         25.10
12/5/02                                         25.10
12/6/02                                         25.00
12/9/02                                         25.10
12/10/02                                        25.10
12/11/02                                        25.10
12/12/02                                        25.20
12/13/02                                        25.10
12/16/02                                        25.30
12/17/02                                        25.20
12/18/02                                        25.20
12/19/02                                        25.10
12/20/02                                        25.30
12/23/02                                        25.60
12/24/02                                        25.70
12/26/02                                        25.50
12/27/02                                        25.50
12/30/02                                        25.60
12/31/02                                        25.50
1/2/03                                          25.70
1/3/03                                          26.20
1/6/03                                          26.60
1/7/03                                          26.10
1/8/03                                          25.80
1/9/03                                          25.70
1/10/03                                         25.50
1/13/03                                         25.50
1/14/03                                         25.50
1/15/03                                         25.50
1/16/03                                         25.50
1/17/03                                         25.50
1/21/03                                         24.60
1/22/03                                         24.60
1/23/03                                         24.90
1/24/03                                         24.60
1/27/03                                         24.50
1/28/03                                         24.50
1/29/03                                         24.90
1/30/03                                         24.80
1/31/03                                         25.10
2/3/03                                          25.10
2/4/03                                          25.10
2/5/03                                          25.40
2/6/03                                          25.60
2/7/03                                          25.60
2/10/03                                         25.80
2/11/03                                         25.50
2/12/03                                         24.70
2/13/03                                         24.70
2/14/03                                         24.80
2/18/03                                         25.30
2/19/03                                         25.40
2/20/03                                         25.30
2/21/03                                         25.50
2/24/03                                         25.40
2/25/03                                         26.00
2/26/03                                         25.70
2/27/03                                         26.00
2/28/03                                         26.00
3/3/03                                          25.90
3/4/03                                          25.80
3/5/03                                          25.90
3/6/03                                          25.80
3/7/03                                          25.80
3/10/03                                         25.70
3/11/03                                         25.40
3/12/03                                         25.20
3/13/03                                         25.50
3/14/03                                         25.60
3/17/03                                         26.20
3/18/03                                         26.20
3/19/03                                         26.40
3/20/03                                         26.70
3/21/03                                         27.40
3/24/03                                         26.80
3/25/03                                         27.00
3/26/03                                         27.40
3/27/03                                         27.30
3/28/03                                         27.20
3/31/03                                         27.00
4/1/03                                          27.80
4/2/03                                          27.90
4/3/03                                          27.60
4/4/03                                          27.40
4/7/03                                          27.60
4/8/03                                          27.40
4/9/03                                          27.60
4/10/03                                         27.40
4/11/03                                         27.30
4/14/03                                         27.60
4/15/03                                         27.70
4/16/03                                         27.90
4/17/03                                         27.90
4/21/03                                         28.20
4/22/03                                         28.30
4/23/03                                         28.30
4/24/03                                         27.90
4/25/03                                         27.80
4/28/03                                         27.70
4/29/03                                         27.80
4/30/03                                         27.40
5/1/03                                          27.60
5/2/03                                          27.80
5/5/03                                          28.10
5/6/03                                          28.10
5/7/03                                          28.10
5/8/03                                          28.30
5/9/03                                          28.70
5/12/03                                         28.10
5/13/03                                         28.10
5/14/03                                         28.00
5/15/03                                         28.10
5/16/03                                         28.70
5/19/03                                         28.20
5/20/03                                         28.30
5/21/03                                         28.60
5/22/03                                         29.00
5/23/03                                         29.00
5/27/03                                         29.30
5/28/03                                         28.30
5/29/03                                         27.90
5/30/03                                         28.40
6/2/03                                          28.10
6/3/03                                          27.90
6/4/03                                          28.30
6/5/03                                          28.10
6/6/03                                          28.50
6/9/03                                          28.40
6/10/03                                         28.80
6/11/03                                         28.80
6/12/03                                         28.50
6/13/03                                         27.80
6/16/03                                         27.70
6/17/03                                         27.40
6/18/03                                         26.90
6/19/03                                         27.00
6/20/03                                         27.00
6/23/03                                         26.60
6/24/03                                         26.90
6/25/03                                         27.20
6/26/03                                         27.20
6/27/03                                         27.60
6/30/03                                         27.60
7/1/03                                          27.30
7/2/03                                          28.00
7/3/03                                          28.40
7/7/03                                          28.60
7/8/03                                          28.40
7/9/03                                          27.90
7/10/03                                         27.20
7/11/03                                         27.50
7/14/03                                         27.60
7/15/03                                         27.70
7/16/03                                         27.50
7/17/03                                         27.50
7/18/03                                         27.90
7/21/03                                         27.90
7/22/03                                         28.50
7/23/03                                         28.50
7/24/03                                         28.80
7/25/03                                         28.90
7/28/03                                         28.40
7/29/03                                         28.70
7/30/03                                         29.20
7/31/03                                         28.80
8/1/03                                          28.30
8/4/03                                          28.20
8/5/03                                          28.30
8/6/03                                          28.20
8/7/03                                          28.40
8/8/03                                          28.00
8/11/03                                         28.10
8/12/03                                         27.70
8/13/03                                         27.50
8/14/03                                         27.50
8/15/03                                         27.70
8/18/03                                         27.60
8/19/03                                         27.70
8/20/03                                         27.90
8/21/03                                         28.00
8/22/03                                         27.50
8/25/03                                         27.30
8/26/03                                         27.30
8/27/03                                         27.40
8/28/03                                         27.50
8/29/03                                         27.70
9/2/03                                          28.40
9/3/03                                          28.70
9/4/03                                          28.70
9/5/03                                          28.30
9/8/03                                          28.30
9/9/03                                          28.50
9/10/03                                         28.00
9/11/03                                         28.10
9/12/03                                         28.40
9/15/03                                         28.10
9/16/03                                         28.20
9/17/03                                         28.30
9/18/03                                         28.90
9/19/03                                         29.20
9/22/03                                         29.20
9/23/03                                         29.20
9/24/03                                         28.90
9/25/03                                         29.10
9/26/03                                         28.90
9/29/03                                         29.20
9/30/03                                         29.20
10/1/03                                         29.20
10/2/03                                         29.80
10/3/03                                         29.80
10/6/03                                         30.00
10/7/03                                         29.90
10/8/03                                         30.10
10/9/03                                         30.10
10/10/03                                        29.90
10/13/03                                        29.90
10/14/03                                        30.00
10/15/03                                        29.90
10/16/03                                        29.90
10/17/03                                        29.90
10/20/03                                        29.90
10/21/03                                        29.70
10/22/03                                        29.50
10/23/03                                        29.10
10/24/03                                        28.70
10/27/03                                        29.00
10/28/03                                        28.60
10/29/03                                        28.70
10/30/03                                        29.30
10/31/03                                        29.30
11/3/03                                         30.00
11/4/03                                         29.90
11/5/03                                         29.80
11/6/03                                         30.10
11/7/03                                         30.20
11/10/03                                        30.30
11/11/03                                        30.20
11/12/03                                        30.30
11/13/03                                        30.20
11/14/03                                        30.00
11/17/03                                        30.00
11/18/03                                        30.00
11/19/03                                        30.20
11/20/03                                        29.80
11/21/03                                        29.90
11/24/03                                        30.10
11/25/03                                        30.30
11/26/03                                        30.20
11/28/03                                        30.80


iStar Financial, Inc. (SFI, 39.03) improved with REITs in general and benefited from improvements in the performance of a number of its portfolio holdings.


                       ISTAR FINANCIAL INCORPORATED (SFI)
                              (Source: StockVal(R))


[Chart Graphic Omitted]
Plot points are as follows:
                                                PRICE
11/27/02                                       $27.10
11/29/02                                        27.45
12/2/02                                         27.95
12/3/02                                         27.72
12/4/02                                         27.66
12/5/02                                         27.70
12/6/02                                         28.00
12/9/02                                         28.22
12/10/02                                        27.85
12/11/02                                        27.85
12/12/02                                        27.62
12/13/02                                        27.77
12/16/02                                        27.78
12/17/02                                        27.56
12/18/02                                        27.40
12/19/02                                        27.55
12/20/02                                        27.75
12/23/02                                        27.92
12/24/02                                        28.18
12/26/02                                        28.17
12/27/02                                        27.76
12/30/02                                        28.00
12/31/02                                        28.05
1/2/03                                          28.13
1/3/03                                          28.26
1/6/03                                          28.74
1/7/03                                          28.17
1/8/03                                          27.93
1/9/03                                          28.03
1/10/03                                         27.69
1/13/03                                         28.00
1/14/03                                         28.11
1/15/03                                         28.28
1/16/03                                         28.01
1/17/03                                         27.90
1/21/03                                         27.78
1/22/03                                         27.62
1/23/03                                         27.79
1/24/03                                         27.50
1/27/03                                         27.05
1/28/03                                         27.24
1/29/03                                         27.51
1/30/03                                         27.40
1/31/03                                         27.99
2/3/03                                          28.02
2/4/03                                          28.15
2/5/03                                          27.90
2/6/03                                          27.89
2/7/03                                          28.15
2/10/03                                         28.23
2/11/03                                         28.00
2/12/03                                         28.00
2/13/03                                         27.92
2/14/03                                         27.95
2/18/03                                         28.12
2/19/03                                         28.13
2/20/03                                         28.05
2/21/03                                         28.00
2/24/03                                         27.98
2/25/03                                         28.15
2/26/03                                         27.93
2/27/03                                         28.15
2/28/03                                         28.40
3/3/03                                          28.73
3/4/03                                          28.63
3/5/03                                          28.74
3/6/03                                          28.69
3/7/03                                          28.83
3/10/03                                         28.57
3/11/03                                         28.18
3/12/03                                         28.16
3/13/03                                         28.54
3/14/03                                         28.50
3/17/03                                         28.96
3/18/03                                         28.99
3/19/03                                         29.17
3/20/03                                         29.60
3/21/03                                         29.90
3/24/03                                         29.42
3/25/03                                         29.30
3/26/03                                         29.47
3/27/03                                         29.25
3/28/03                                         29.05
3/31/03                                         29.17
4/1/03                                          29.68
4/2/03                                          29.75
4/3/03                                          29.73
4/4/03                                          30.00
4/7/03                                          30.22
4/8/03                                          30.00
4/9/03                                          30.24
4/10/03                                         30.19
4/11/03                                         29.72
4/14/03                                         30.00
4/15/03                                         30.05
4/16/03                                         30.05
4/17/03                                         30.20
4/21/03                                         30.35
4/22/03                                         30.70
4/23/03                                         30.76
4/24/03                                         30.38
4/25/03                                         30.25
4/28/03                                         30.15
4/29/03                                         30.00
4/30/03                                         29.93
5/1/03                                          30.16
5/2/03                                          30.60
5/5/03                                          30.58
5/6/03                                          30.63
5/7/03                                          30.58
5/8/03                                          30.47
5/9/03                                          30.40
5/12/03                                         30.40
5/13/03                                         30.40
5/14/03                                         30.85
5/15/03                                         31.05
5/16/03                                         31.80
5/19/03                                         31.74
5/20/03                                         32.20
5/21/03                                         32.55
5/22/03                                         33.09
5/23/03                                         33.00
5/27/03                                         32.85
5/28/03                                         32.52
5/29/03                                         32.03
5/30/03                                         33.00
6/2/03                                          33.45
6/3/03                                          34.18
6/4/03                                          34.50
6/5/03                                          34.87
6/6/03                                          35.48
6/9/03                                          34.60
6/10/03                                         34.61
6/11/03                                         35.48
6/12/03                                         36.01
6/13/03                                         35.84
6/16/03                                         36.60
6/17/03                                         35.99
6/18/03                                         35.55
6/19/03                                         35.40
6/20/03                                         35.40
6/23/03                                         35.11
6/24/03                                         35.68
6/25/03                                         35.97
6/26/03                                         36.07
6/27/03                                         36.18
6/30/03                                         36.50
7/1/03                                          37.06
7/2/03                                          37.80
7/3/03                                          37.75
7/7/03                                          37.95
7/8/03                                          38.30
7/9/03                                          38.42
7/10/03                                         38.30
7/11/03                                         37.76
7/14/03                                         38.00
7/15/03                                         38.00
7/16/03                                         38.10
7/17/03                                         37.25
7/18/03                                         37.75
7/21/03                                         37.57
7/22/03                                         37.52
7/23/03                                         37.27
7/24/03                                         37.05
7/25/03                                         36.90
7/28/03                                         36.27
7/29/03                                         35.85
7/30/03                                         36.28
7/31/03                                         36.25
8/1/03                                          36.10
8/4/03                                          35.80
8/5/03                                          35.23
8/6/03                                          35.35
8/7/03                                          35.19
8/8/03                                          35.00
8/11/03                                         35.11
8/12/03                                         35.33
8/13/03                                         35.01
8/14/03                                         35.03
8/15/03                                         35.20
8/18/03                                         35.40
8/19/03                                         35.70
8/20/03                                         35.90
8/21/03                                         36.05
8/22/03                                         35.95
8/25/03                                         35.65
8/26/03                                         35.74
8/27/03                                         36.17
8/28/03                                         36.37
8/29/03                                         36.66
9/2/03                                          36.91
9/3/03                                          37.20
9/4/03                                          37.47
9/5/03                                          37.55
9/8/03                                          37.80
9/9/03                                          37.77
9/10/03                                         36.92
9/11/03                                         36.91
9/12/03                                         37.30
9/15/03                                         37.96
9/16/03                                         37.97
9/17/03                                         37.97
9/18/03                                         38.16
9/19/03                                         38.40
9/22/03                                         38.20
9/23/03                                         38.25
9/24/03                                         38.29
9/25/03                                         38.11
9/26/03                                         38.20
9/29/03                                         38.57
9/30/03                                         38.95
10/1/03                                         39.10
10/2/03                                         39.50
10/3/03                                         39.59
10/6/03                                         40.00
10/7/03                                         39.94
10/8/03                                         39.90
10/9/03                                         40.00
10/10/03                                        39.59
10/13/03                                        39.74
10/14/03                                        40.00
10/15/03                                        39.65
10/16/03                                        39.25
10/17/03                                        38.97
10/20/03                                        38.65
10/21/03                                        38.65
10/22/03                                        38.00
10/23/03                                        37.52
10/24/03                                        37.25
10/27/03                                        37.92
10/28/03                                        37.88
10/29/03                                        37.87
10/30/03                                        37.92
10/31/03                                        38.06
11/3/03                                         38.15
11/4/03                                         38.14
11/5/03                                         38.21
11/6/03                                         39.27
11/7/03                                         39.17
11/10/03                                        39.75
11/11/03                                        39.19
11/12/03                                        40.00
11/13/03                                        39.98
11/14/03                                        39.87
11/17/03                                        39.40
11/18/03                                        39.20
11/19/03                                        39.10
11/20/03                                        38.71
11/21/03                                        38.58
11/24/03                                        38.92
11/25/03                                        38.80
11/26/03                                        38.89
11/28/03                                        39.03


Citigroup, Inc.'s (C, $47.03) strong performance was fueled by improvement in market related businesses and continuing strength in the company's credit card and consumer operations. Global economic growth should benefit results.


                           CITIGROUP INCORPORATED (C)
                              (Source: StockVal(R))


[Chart Graphic Omitted]
Plot points are as follows:
                                                PRICE
11/27/02                                       $38.97
11/29/02                                        38.88
12/2/02                                         38.52
12/3/02                                         37.85
12/4/02                                         37.85
12/5/02                                         37.14
12/6/02                                         37.56
12/9/02                                         36.15
12/10/02                                        36.79
12/11/02                                        36.26
12/12/02                                        36.62
12/13/02                                        36.00
12/16/02                                        37.48
12/17/02                                        37.13
12/18/02                                        37.15
12/19/02                                        37.00
12/20/02                                        38.14
12/23/02                                        37.68
12/24/02                                        36.50
12/26/02                                        36.02
12/27/02                                        35.17
12/30/02                                        35.25
12/31/02                                        35.19
1/2/03                                          36.35
1/3/03                                          36.11
1/6/03                                          37.31
1/7/03                                          36.98
1/8/03                                          36.69
1/9/03                                          37.03
1/10/03                                         37.46
1/13/03                                         37.04
1/14/03                                         37.93
1/15/03                                         37.45
1/16/03                                         37.11
1/17/03                                         36.80
1/21/03                                         36.14
1/22/03                                         35.90
1/23/03                                         37.14
1/24/03                                         35.79
1/27/03                                         35.09
1/28/03                                         35.46
1/29/03                                         35.55
1/30/03                                         34.20
1/31/03                                         34.38
2/3/03                                          34.65
2/4/03                                          33.64
2/5/03                                          33.65
2/6/03                                          33.15
2/7/03                                          32.91
2/10/03                                         32.89
2/11/03                                         32.05
2/12/03                                         31.42
2/13/03                                         31.84
2/14/03                                         32.54
2/18/03                                         33.24
2/19/03                                         33.36
2/20/03                                         32.86
2/21/03                                         33.20
2/24/03                                         32.43
2/25/03                                         32.89
2/26/03                                         32.26
2/27/03                                         32.86
2/28/03                                         33.34
3/3/03                                          33.05
3/4/03                                          32.37
3/5/03                                          33.17
3/6/03                                          32.79
3/7/03                                          33.16
3/10/03                                         32.20
3/11/03                                         31.55
3/12/03                                         31.66
3/13/03                                         33.39
3/14/03                                         33.75
3/17/03                                         34.20
3/18/03                                         34.73
3/19/03                                         35.46
3/20/03                                         35.83
3/21/03                                         37.20
3/24/03                                         35.70
3/25/03                                         35.90
3/26/03                                         35.89
3/27/03                                         35.90
3/28/03                                         35.90
3/31/03                                         34.45
4/1/03                                          35.60
4/2/03                                          37.04
4/3/03                                          36.52
4/4/03                                          37.23
4/7/03                                          37.22
4/8/03                                          37.61
4/9/03                                          37.04
4/10/03                                         36.95
4/11/03                                         37.35
4/14/03                                         38.43
4/15/03                                         39.25
4/16/03                                         38.26
4/17/03                                         39.04
4/21/03                                         38.70
4/22/03                                         39.94
4/23/03                                         40.29
4/24/03                                         39.15
4/25/03                                         38.45
4/28/03                                         39.26
4/29/03                                         39.10
4/30/03                                         39.25
5/1/03                                          39.00
5/2/03                                          39.70
5/5/03                                          39.53
5/6/03                                          39.95
5/7/03                                          40.02
5/8/03                                          39.21
5/9/03                                          39.05
5/12/03                                         39.39
5/13/03                                         39.27
5/14/03                                         38.90
5/15/03                                         39.45
5/16/03                                         39.15
5/19/03                                         38.23
5/20/03                                         38.52
5/21/03                                         38.86
5/22/03                                         38.72
5/23/03                                         39.09
5/27/03                                         40.18
5/28/03                                         41.14
5/29/03                                         40.77
5/30/03                                         41.02
6/2/03                                          41.37
6/3/03                                          42.25
6/4/03                                          43.02
6/5/03                                          43.50
6/6/03                                          43.69
6/9/03                                          42.86
6/10/03                                         43.20
6/11/03                                         44.09
6/12/03                                         44.07
6/13/03                                         44.10
6/16/03                                         45.24
6/17/03                                         45.56
6/18/03                                         44.91
6/19/03                                         43.79
6/20/03                                         44.05
6/23/03                                         43.10
6/24/03                                         43.42
6/25/03                                         43.05
6/26/03                                         43.72
6/27/03                                         43.01
6/30/03                                         42.80
7/1/03                                          43.81
7/2/03                                          44.40
7/3/03                                          43.88
7/7/03                                          44.94
7/8/03                                          45.37
7/9/03                                          45.99
7/10/03                                         45.20
7/11/03                                         46.15
7/14/03                                         47.12
7/15/03                                         46.83
7/16/03                                         45.52
7/17/03                                         44.82
7/18/03                                         45.74
7/21/03                                         44.95
7/22/03                                         45.45
7/23/03                                         45.64
7/24/03                                         44.87
7/25/03                                         45.73
7/28/03                                         45.80
7/29/03                                         45.44
7/30/03                                         45.23
7/31/03                                         44.80
8/1/03                                          43.45
8/4/03                                          43.87
8/5/03                                          43.07
8/6/03                                          43.52
8/7/03                                          44.10
8/8/03                                          44.40
8/11/03                                         44.55
8/12/03                                         45.19
8/13/03                                         44.97
8/14/03                                         45.13
8/15/03                                         44.90
8/18/03                                         44.65
8/19/03                                         44.41
8/20/03                                         44.16
8/21/03                                         43.91
8/22/03                                         43.10
8/25/03                                         42.92
8/26/03                                         43.31
8/27/03                                         42.96
8/28/03                                         43.09
8/29/03                                         43.35
9/2/03                                          44.18
9/3/03                                          44.50
9/4/03                                          44.41
9/5/03                                          44.34
9/8/03                                          44.52
9/9/03                                          44.28
9/10/03                                         43.95
9/11/03                                         44.21
9/12/03                                         44.30
9/15/03                                         44.16
9/16/03                                         44.70
9/17/03                                         44.94
9/18/03                                         46.65
9/19/03                                         46.99
9/22/03                                         46.38
9/23/03                                         47.17
9/24/03                                         46.53
9/25/03                                         45.97
9/26/03                                         45.36
9/29/03                                         46.07
9/30/03                                         45.51
10/1/03                                         47.00
10/2/03                                         47.25
10/3/03                                         47.11
10/6/03                                         47.31
10/7/03                                         47.83
10/8/03                                         47.56
10/9/03                                         47.88
10/10/03                                        47.90
10/13/03                                        48.93
10/14/03                                        49.00
10/15/03                                        48.88
10/16/03                                        49.00
10/17/03                                        48.38
10/20/03                                        48.14
10/21/03                                        47.57
10/22/03                                        47.20
10/23/03                                        47.78
10/24/03                                        47.60
10/27/03                                        46.70
10/28/03                                        47.58
10/29/03                                        47.59
10/30/03                                        47.52
10/31/03                                        47.40
11/3/03                                         48.04
11/4/03                                         48.32
11/5/03                                         48.50
11/6/03                                         48.89
11/7/03                                         47.75
11/10/03                                        47.95
11/11/03                                        47.39
11/12/03                                        47.39
11/13/03                                        47.10
11/14/03                                        46.43
11/17/03                                        46.30
11/18/03                                        45.56
11/19/03                                        45.94
11/20/03                                        45.77
11/21/03                                        46.34
11/24/03                                        46.74
11/25/03                                        46.91
11/26/03                                        46.95
11/28/03                                        47.03

                                        9
                                       ---
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

BOTTOM PERFORMING EQUITY HOLDINGS IN 2003


Stanley Works (SWK, $32.71) severely underperformed in early 2003 on credit concerns, market share losses and international competition, at which time the Fund sold the shares.


                            STANLEY WORKS, THE (SWK)
                              (Source: StockVal(R))


[Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $35.83
11/29/02                                        35.94
12/2/02                                         35.71
12/3/02                                         34.76
12/4/02                                         34.84
12/5/02                                         34.67
12/6/02                                         35.03
12/9/02                                         34.11
12/10/02                                        34.37
12/11/02                                        34.26
12/12/02                                        34.61
12/13/02                                        33.98
12/16/02                                        34.80
12/17/02                                        34.67
12/18/02                                        34.33
12/19/02                                        34.67
12/20/02                                        34.83
12/23/02                                        35.10
12/24/02                                        34.90
12/26/02                                        35.20
12/27/02                                        34.63
12/30/02                                        34.60
12/31/02                                        34.58
1/2/03                                          36.06
1/3/03                                          33.76
1/6/03                                          33.96
1/7/03                                          33.51
1/8/03                                          32.48
1/9/03                                          32.99
1/10/03                                         32.24
1/13/03                                         31.60
1/14/03                                         31.63
1/15/03                                         31.35
1/16/03                                         31.83
1/17/03                                         28.44
1/21/03                                         27.58
1/22/03                                         26.74
1/23/03                                         27.35
1/24/03                                         26.86
1/27/03                                         26.14
1/28/03                                         26.14
1/29/03                                         26.42
1/30/03                                         25.67
1/31/03                                         26.62
2/3/03                                          26.43
2/4/03                                          25.88
2/5/03                                          26.06
2/6/03                                          25.52
2/7/03                                          25.10
2/10/03                                         24.84
2/11/03                                         24.61
2/12/03                                         24.11
2/13/03                                         24.51
2/14/03                                         24.72
2/18/03                                         25.16
2/19/03                                         25.11
2/20/03                                         25.33
2/21/03                                         25.36
2/24/03                                         25.00
2/25/03                                         25.08
2/26/03                                         25.03
2/27/03                                         25.61
2/28/03                                         25.81
3/3/03                                          26.52
3/4/03                                          25.35
3/5/03                                          25.11
3/6/03                                          24.72
3/7/03                                          25.35
3/10/03                                         24.81
3/11/03                                         23.97
3/12/03                                         24.00
3/13/03                                         24.70
3/14/03                                         24.49
3/17/03                                         25.45
3/18/03                                         25.27
3/19/03                                         25.60
3/20/03                                         25.60
3/21/03                                         27.16
3/24/03                                         25.40
3/25/03                                         25.61
3/26/03                                         25.30
3/27/03                                         25.31
3/28/03                                         24.60
3/31/03                                         23.99
4/1/03                                          24.22
4/2/03                                          25.19
4/3/03                                          25.25
4/4/03                                          25.51
4/7/03                                          25.24
4/8/03                                          23.90
4/9/03                                          21.12
4/10/03                                         21.31
4/11/03                                         21.00
4/14/03                                         21.51
4/15/03                                         22.18
4/16/03                                         22.67
4/17/03                                         23.01
4/21/03                                         22.79
4/22/03                                         23.20
4/23/03                                         23.39
4/24/03                                         23.38
4/25/03                                         23.42
4/28/03                                         23.84
4/29/03                                         23.91
4/30/03                                         24.03
5/1/03                                          23.79
5/2/03                                          24.41
5/5/03                                          24.48
5/6/03                                          24.62
5/7/03                                          24.70
5/8/03                                          24.65
5/9/03                                          25.13
5/12/03                                         25.64
5/13/03                                         25.78
5/14/03                                         25.85
5/15/03                                         26.37
5/16/03                                         26.84
5/19/03                                         26.28
5/20/03                                         26.50
5/21/03                                         26.58
5/22/03                                         26.70
5/23/03                                         26.74
5/27/03                                         27.30
5/28/03                                         27.49
5/29/03                                         27.37
5/30/03                                         27.96
6/2/03                                          28.04
6/3/03                                          27.90
6/4/03                                          28.23
6/5/03                                          28.59
6/6/03                                          28.38
6/9/03                                          27.49
6/10/03                                         27.78
6/11/03                                         27.95
6/12/03                                         27.91
6/13/03                                         27.73
6/16/03                                         28.34
6/17/03                                         28.37
6/18/03                                         28.25
6/19/03                                         28.21
6/20/03                                         28.09
6/23/03                                         27.46
6/24/03                                         27.73
6/25/03                                         27.45
6/26/03                                         27.37
6/27/03                                         27.53
6/30/03                                         27.60
7/1/03                                          27.66
7/2/03                                          27.75
7/3/03                                          27.75
7/7/03                                          28.22
7/8/03                                          28.91
7/9/03                                          28.90
7/10/03                                         28.98
7/11/03                                         29.60
7/14/03                                         30.15
7/15/03                                         30.00
7/16/03                                         29.55
7/17/03                                         29.61
7/18/03                                         29.63
7/21/03                                         29.20
7/22/03                                         28.87
7/23/03                                         29.55
7/24/03                                         28.51
7/25/03                                         28.81
7/28/03                                         28.82
7/29/03                                         28.62
7/30/03                                         28.33
7/31/03                                         28.33
8/1/03                                          27.92
8/4/03                                          27.63
8/5/03                                          27.50
8/6/03                                          27.46
8/7/03                                          27.45
8/8/03                                          27.81
8/11/03                                         27.85
8/12/03                                         27.99
8/13/03                                         28.30
8/14/03                                         28.88
8/15/03                                         28.89
8/18/03                                         29.26
8/19/03                                         29.35
8/20/03                                         29.30
8/21/03                                         29.52
8/22/03                                         29.17
8/25/03                                         29.31
8/26/03                                         29.49
8/27/03                                         29.52
8/28/03                                         29.78
8/29/03                                         30.27
9/2/03                                          30.50
9/3/03                                          30.53
9/4/03                                          30.37
9/5/03                                          29.95
9/8/03                                          30.35
9/9/03                                          29.57
9/10/03                                         28.95
9/11/03                                         28.76
9/12/03                                         28.92
9/15/03                                         28.82
9/16/03                                         29.48
9/17/03                                         29.05
9/18/03                                         29.64
9/19/03                                         29.77
9/22/03                                         29.10
9/23/03                                         29.52
9/24/03                                         28.95
9/25/03                                         28.82
9/26/03                                         29.08
9/29/03                                         29.47
9/30/03                                         29.52
10/1/03                                         29.95
10/2/03                                         30.22
10/3/03                                         30.40
10/6/03                                         30.26
10/7/03                                         30.49
10/8/03                                         30.62
10/9/03                                         30.91
10/10/03                                        31.15
10/13/03                                        31.12
10/14/03                                        31.19
10/15/03                                        31.38
10/16/03                                        31.45
10/17/03                                        31.40
10/20/03                                        30.90
10/21/03                                        30.71
10/22/03                                        31.78
10/23/03                                        32.43
10/24/03                                        32.69
10/27/03                                        33.04
10/28/03                                        33.25
10/29/03                                        33.52
10/30/03                                        33.46
10/31/03                                        33.34
11/3/03                                         33.35
11/4/03                                         32.93
11/5/03                                         33.00
11/6/03                                         33.19
11/7/03                                         32.90
11/10/03                                        32.60
11/11/03                                        32.14
11/12/03                                        32.75
11/13/03                                        32.85
11/14/03                                        33.26
11/17/03                                        32.96
11/18/03                                        32.69
11/19/03                                        32.52
11/20/03                                        32.26
11/21/03                                        32.30
11/24/03                                        32.72
11/25/03                                        33.19
11/26/03                                        32.79
11/28/03                                        32.71


Newell Rubbermaid's (NWL, $22.87) new CEO has been a big disappointment, revenues have not grown, and products need to be repositioned against international competition.


                         NEWELL RUBBERMAID COMPANY (NWI)
                              (Source: StockVal(R))



[Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $31.75
11/29/02                                        31.72
12/2/02                                         31.97
12/3/02                                         31.58
12/4/02                                         31.66
12/5/02                                         31.11
12/6/02                                         31.50
12/9/02                                         31.23
12/10/02                                        31.55
12/11/02                                        31.02
12/12/02                                        31.05
12/13/02                                        31.18
12/16/02                                        31.71
12/17/02                                        31.65
12/18/02                                        31.57
12/19/02                                        31.00
12/20/02                                        31.35
12/23/02                                        31.46
12/24/02                                        31.35
12/26/02                                        31.29
12/27/02                                        30.92
12/30/02                                        30.25
12/31/02                                        30.33
1/2/03                                          31.41
1/3/03                                          30.43
1/6/03                                          30.59
1/7/03                                          30.30
1/8/03                                          30.14
1/9/03                                          30.43
1/10/03                                         30.39
1/13/03                                         30.06
1/14/03                                         29.45
1/15/03                                         29.33
1/16/03                                         29.58
1/17/03                                         29.56
1/21/03                                         28.77
1/22/03                                         28.62
1/23/03                                         29.12
1/24/03                                         28.68
1/27/03                                         27.96
1/28/03                                         29.25
1/29/03                                         28.81
1/30/03                                         27.83
1/31/03                                         27.85
2/3/03                                          28.29
2/4/03                                          28.19
2/5/03                                          28.36
2/6/03                                          28.26
2/7/03                                          27.95
2/10/03                                         28.20
2/11/03                                         28.01
2/12/03                                         28.39
2/13/03                                         28.30
2/14/03                                         29.57
2/18/03                                         29.53
2/19/03                                         28.55
2/20/03                                         29.22
2/21/03                                         29.37
2/24/03                                         28.94
2/25/03                                         29.04
2/26/03                                         28.54
2/27/03                                         28.73
2/28/03                                         28.20
3/3/03                                          27.05
3/4/03                                          26.46
3/5/03                                          25.25
3/6/03                                          25.28
3/7/03                                          25.55
3/10/03                                         25.09
3/11/03                                         25.16
3/12/03                                         25.36
3/13/03                                         26.32
3/14/03                                         26.67
3/17/03                                         27.69
3/18/03                                         27.63
3/19/03                                         28.82
3/20/03                                         28.94
3/21/03                                         29.70
3/24/03                                         28.48
3/25/03                                         28.33
3/26/03                                         28.00
3/27/03                                         28.47
3/28/03                                         28.40
3/31/03                                         28.35
4/1/03                                          28.73
4/2/03                                          29.90
4/3/03                                          29.63
4/4/03                                          29.82
4/7/03                                          30.04
4/8/03                                          30.08
4/9/03                                          29.66
4/10/03                                         29.93
4/11/03                                         30.26
4/14/03                                         30.60
4/15/03                                         30.85
4/16/03                                         29.98
4/17/03                                         30.52
4/21/03                                         30.35
4/22/03                                         31.15
4/23/03                                         31.22
4/24/03                                         30.80
4/25/03                                         30.79
4/28/03                                         31.00
4/29/03                                         30.05
4/30/03                                         30.48
5/1/03                                          29.35
5/2/03                                          29.47
5/5/03                                          29.42
5/6/03                                          29.13
5/7/03                                          29.39
5/8/03                                          29.34
5/9/03                                          28.83
5/12/03                                         28.58
5/13/03                                         28.17
5/14/03                                         28.15
5/15/03                                         28.30
5/16/03                                         28.24
5/19/03                                         27.54
5/20/03                                         27.83
5/21/03                                         27.74
5/22/03                                         27.98
5/23/03                                         27.66
5/27/03                                         28.58
5/28/03                                         28.01
5/29/03                                         27.77
5/30/03                                         28.50
6/2/03                                          28.40
6/3/03                                          27.99
6/4/03                                          28.35
6/5/03                                          28.35
6/6/03                                          27.89
6/9/03                                          27.86
6/10/03                                         27.93
6/11/03                                         27.95
6/12/03                                         28.75
6/13/03                                         28.42
6/16/03                                         28.90
6/17/03                                         28.99
6/18/03                                         29.10
6/19/03                                         29.27
6/20/03                                         29.05
6/23/03                                         28.80
6/24/03                                         28.81
6/25/03                                         28.41
6/26/03                                         28.09
6/27/03                                         27.88
6/30/03                                         28.00
7/1/03                                          27.99
7/2/03                                          28.00
7/3/03                                          27.97
7/7/03                                          28.00
7/8/03                                          27.96
7/9/03                                          27.90
7/10/03                                         27.98
7/11/03                                         28.04
7/14/03                                         27.88
7/15/03                                         27.82
7/16/03                                         28.08
7/17/03                                         27.89
7/18/03                                         28.27
7/21/03                                         28.16
7/22/03                                         28.59
7/23/03                                         28.97
7/24/03                                         28.80
7/25/03                                         29.14
7/28/03                                         29.39
7/29/03                                         28.76
7/30/03                                         28.42
7/31/03                                         23.63
8/1/03                                          23.10
8/4/03                                          23.35
8/5/03                                          23.64
8/6/03                                          23.58
8/7/03                                          23.32
8/8/03                                          23.46
8/11/03                                         23.55
8/12/03                                         23.64
8/13/03                                         22.98
8/14/03                                         23.00
8/15/03                                         22.65
8/18/03                                         22.83
8/19/03                                         23.25
8/20/03                                         23.55
8/21/03                                         24.07
8/22/03                                         23.50
8/25/03                                         23.32
8/26/03                                         23.64
8/27/03                                         23.34
8/28/03                                         23.41
8/29/03                                         23.75
9/2/03                                          24.36
9/3/03                                          24.25
9/4/03                                          24.36
9/5/03                                          24.10
9/8/03                                          24.30
9/9/03                                          23.91
9/10/03                                         23.78
9/11/03                                         23.74
9/12/03                                         23.90
9/15/03                                         24.29
9/16/03                                         24.37
9/17/03                                         24.25
9/18/03                                         24.00
9/19/03                                         22.43
9/22/03                                         22.00
9/23/03                                         21.86
9/24/03                                         21.67
9/25/03                                         21.42
9/26/03                                         21.33
9/29/03                                         21.51
9/30/03                                         21.67
10/1/03                                         22.15
10/2/03                                         22.20
10/3/03                                         22.14
10/6/03                                         22.36
10/7/03                                         22.50
10/8/03                                         22.84
10/9/03                                         22.80
10/10/03                                        22.85
10/13/03                                        23.21
10/14/03                                        23.23
10/15/03                                        23.09
10/16/03                                        23.00
10/17/03                                        22.93
10/20/03                                        22.73
10/21/03                                        22.38
10/22/03                                        22.36
10/23/03                                        22.43
10/24/03                                        22.33
10/27/03                                        22.11
10/28/03                                        22.21
10/29/03                                        22.20
10/30/03                                        22.80
10/31/03                                        22.80
11/3/03                                         22.88
11/4/03                                         22.76
11/5/03                                         22.69
11/6/03                                         22.60
11/7/03                                         22.79
11/10/03                                        22.76
11/11/03                                        22.62
11/12/03                                        22.90
11/13/03                                        22.89
11/14/03                                        22.73
11/17/03                                        22.75
11/18/03                                        22.25
11/19/03                                        22.28
11/20/03                                        22.25
11/21/03                                        22.85
11/24/03                                        22.88
11/25/03                                        22.89
11/26/03                                        22.91
11/28/03                                        22.87


Schering-Plough (SGP, $16.18) experienced the expiration of the patent for two key drugs, including Claritin, which led the company to cut its dividend.


                        SCHERING-PLOUGH CORPORATION (SGP)
                              (Source: StockVal(R))


[Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $21.98
11/29/02                                        22.66
12/2/02                                         21.50
12/3/02                                         20.75
12/4/02                                         20.87
12/5/02                                         21.10
12/6/02                                         21.35
12/9/02                                         22.60
12/10/02                                        22.51
12/11/02                                        22.53
12/12/02                                        22.30
12/13/02                                        22.35
12/16/02                                        22.69
12/17/02                                        22.35
12/18/02                                        21.90
12/19/02                                        21.76
12/20/02                                        22.58
12/23/02                                        22.91
12/24/02                                        22.90
12/26/02                                        22.45
12/27/02                                        22.20
12/30/02                                        22.13
12/31/02                                        22.20
1/2/03                                          22.71
1/3/03                                          23.12
1/6/03                                          23.64
1/7/03                                          22.85
1/8/03                                          22.87
1/9/03                                          23.06
1/10/03                                         22.96
1/13/03                                         23.68
1/14/03                                         22.42
1/15/03                                         21.67
1/16/03                                         21.90
1/17/03                                         21.74
1/21/03                                         21.35
1/22/03                                         20.75
1/23/03                                         20.68
1/24/03                                         20.00
1/27/03                                         18.73
1/28/03                                         19.15
1/29/03                                         19.05
1/30/03                                         18.45
1/31/03                                         18.11
2/3/03                                          18.75
2/4/03                                          18.62
2/5/03                                          18.38
2/6/03                                          18.00
2/7/03                                          18.00
2/10/03                                         18.25
2/11/03                                         18.15
2/12/03                                         18.05
2/13/03                                         17.93
2/14/03                                         18.50
2/18/03                                         18.68
2/19/03                                         18.33
2/20/03                                         18.25
2/21/03                                         18.07
2/24/03                                         17.85
2/25/03                                         17.58
2/26/03                                         17.22
2/27/03                                         17.88
2/28/03                                         18.02
3/3/03                                          17.51
3/4/03                                          17.13
3/5/03                                          16.60
3/6/03                                          16.45
3/7/03                                          16.30
3/10/03                                         15.89
3/11/03                                         15.88
3/12/03                                         15.75
3/13/03                                         15.85
3/14/03                                         15.45
3/17/03                                         15.92
3/18/03                                         16.59
3/19/03                                         17.75
3/20/03                                         17.68
3/21/03                                         18.50
3/24/03                                         17.65
3/25/03                                         18.20
3/26/03                                         17.94
3/27/03                                         18.07
3/28/03                                         18.00
3/31/03                                         17.83
4/1/03                                          17.63
4/2/03                                          18.18
4/3/03                                          18.25
4/4/03                                          18.23
4/7/03                                          17.50
4/8/03                                          17.18
4/9/03                                          17.00
4/10/03                                         17.05
4/11/03                                         16.82
4/14/03                                         17.39
4/15/03                                         17.88
4/16/03                                         17.50
4/17/03                                         17.43
4/21/03                                         17.32
4/22/03                                         17.81
4/23/03                                         18.30
4/24/03                                         17.75
4/25/03                                         17.41
4/28/03                                         17.42
4/29/03                                         17.63
4/30/03                                         18.10
5/1/03                                          18.19
5/2/03                                          18.73
5/5/03                                          18.74
5/6/03                                          19.00
5/7/03                                          18.64
5/8/03                                          18.25
5/9/03                                          17.97
5/12/03                                         18.30
5/13/03                                         18.71
5/14/03                                         18.50
5/15/03                                         18.44
5/16/03                                         18.06
5/19/03                                         17.50
5/20/03                                         17.14
5/21/03                                         17.51
5/22/03                                         17.75
5/23/03                                         18.24
5/27/03                                         18.80
5/28/03                                         19.10
5/29/03                                         18.90
5/30/03                                         18.45
6/2/03                                          18.18
6/3/03                                          18.28
6/4/03                                          18.30
6/5/03                                          18.81
6/6/03                                          19.33
6/9/03                                          19.42
6/10/03                                         19.63
6/11/03                                         19.45
6/12/03                                         19.15
6/13/03                                         18.87
6/16/03                                         19.68
6/17/03                                         20.34
6/18/03                                         20.47
6/19/03                                         19.71
6/20/03                                         20.01
6/23/03                                         19.08
6/24/03                                         19.01
6/25/03                                         19.09
6/26/03                                         19.31
6/27/03                                         19.09
6/30/03                                         18.60
7/1/03                                          19.00
7/2/03                                          19.35
7/3/03                                          19.06
7/7/03                                          18.34
7/8/03                                          17.85
7/9/03                                          17.49
7/10/03                                         17.20
7/11/03                                         17.08
7/14/03                                         17.04
7/15/03                                         17.01
7/16/03                                         16.92
7/17/03                                         17.00
7/18/03                                         17.04
7/21/03                                         16.95
7/22/03                                         16.97
7/23/03                                         17.75
7/24/03                                         17.39
7/25/03                                         17.44
7/28/03                                         17.35
7/29/03                                         17.08
7/30/03                                         17.15
7/31/03                                         16.98
8/1/03                                          16.62
8/4/03                                          16.71
8/5/03                                          16.08
8/6/03                                          16.27
8/7/03                                          16.48
8/8/03                                          16.19
8/11/03                                         16.25
8/12/03                                         16.10
8/13/03                                         16.14
8/14/03                                         16.06
8/15/03                                         16.20
8/18/03                                         16.12
8/19/03                                         16.11
8/20/03                                         16.24
8/21/03                                         16.48
8/22/03                                         14.96
8/25/03                                         15.02
8/26/03                                         15.12
8/27/03                                         14.95
8/28/03                                         15.15
8/29/03                                         15.19
9/2/03                                          15.51
9/3/03                                          15.29
9/4/03                                          15.29
9/5/03                                          15.24
9/8/03                                          15.55
9/9/03                                          16.00
9/10/03                                         16.33
9/11/03                                         16.05
9/12/03                                         16.16
9/15/03                                         16.08
9/16/03                                         16.50
9/17/03                                         16.42
9/18/03                                         16.81
9/19/03                                         16.65
9/22/03                                         16.29
9/23/03                                         16.35
9/24/03                                         15.95
9/25/03                                         15.82
9/26/03                                         15.39
9/29/03                                         15.50
9/30/03                                         15.24
10/1/03                                         15.85
10/2/03                                         16.36
10/3/03                                         16.44
10/6/03                                         16.32
10/7/03                                         16.30
10/8/03                                         15.95
10/9/03                                         16.08
10/10/03                                        16.06
10/13/03                                        16.27
10/14/03                                        16.38
10/15/03                                        15.95
10/16/03                                        16.11
10/17/03                                        16.10
10/20/03                                        15.86
10/21/03                                        16.00
10/22/03                                        15.12
10/23/03                                        15.15
10/24/03                                        15.12
10/27/03                                        15.23
10/28/03                                        15.12
10/29/03                                        15.22
10/30/03                                        14.97
10/31/03                                        15.27
11/3/03                                         15.00
11/4/03                                         14.85
11/5/03                                         14.52
11/6/03                                         14.68
11/7/03                                         15.05
11/10/03                                        14.87
11/11/03                                        15.19
11/12/03                                        15.45
11/13/03                                        15.90
11/14/03                                        16.00
11/17/03                                        15.87
11/18/03                                        16.17
11/19/03                                        16.00
11/20/03                                        15.28
11/21/03                                        15.22
11/24/03                                        15.52
11/25/03                                        15.37
11/26/03                                        15.38
11/28/03                                        16.18


Alliance Capital Management (AC, $32.20) shares declined amid a mutual fund scandal.


                      ALLIANCE CAPITAL MGT HOLDINGS LP (AC)
                              (Source: StockVal(R))

[Chart Graphic Omitted]
Plot points are as follows:

                                                PRICE
11/27/02                                       $35.05
11/29/02                                        34.98
12/2/02                                         34.30
12/3/02                                         33.40
12/4/02                                         33.13
12/5/02                                         33.20
12/6/02                                         33.18
12/9/02                                         32.53
12/10/02                                        33.01
12/11/02                                        32.87
12/12/02                                        32.75
12/13/02                                        32.40
12/16/02                                        32.70
12/17/02                                        32.95
12/18/02                                        31.95
12/19/02                                        31.50
12/20/02                                        31.95
12/23/02                                        31.73
12/24/02                                        31.45
12/26/02                                        31.45
12/27/02                                        30.72
12/30/02                                        30.61
12/31/02                                        31.00
1/2/03                                          32.70
1/3/03                                          32.40
1/6/03                                          33.79
1/7/03                                          33.55
1/8/03                                          33.40
1/9/03                                          33.85
1/10/03                                         33.35
1/13/03                                         33.40
1/14/03                                         33.50
1/15/03                                         33.02
1/16/03                                         32.70
1/17/03                                         32.45
1/21/03                                         31.70
1/22/03                                         30.75
1/23/03                                         30.80
1/24/03                                         30.21
1/27/03                                         29.99
1/28/03                                         29.89
1/29/03                                         29.72
1/30/03                                         29.40
1/31/03                                         29.85
2/3/03                                          29.90
2/4/03                                          29.28
2/5/03                                          29.70
2/6/03                                          28.81
2/7/03                                          28.05
2/10/03                                         27.48
2/11/03                                         27.60
2/12/03                                         27.00
2/13/03                                         27.20
2/14/03                                         27.79
2/18/03                                         29.07
2/19/03                                         28.85
2/20/03                                         28.80
2/21/03                                         29.18
2/24/03                                         28.51
2/25/03                                         28.65
2/26/03                                         27.67
2/27/03                                         28.00
2/28/03                                         28.20
3/3/03                                          27.85
3/4/03                                          27.41
3/5/03                                          27.67
3/6/03                                          27.75
3/7/03                                          28.20
3/10/03                                         27.44
3/11/03                                         26.25
3/12/03                                         26.50
3/13/03                                         27.60
3/14/03                                         27.80
3/17/03                                         27.90
3/18/03                                         28.88
3/19/03                                         29.60
3/20/03                                         29.40
3/21/03                                         30.40
3/24/03                                         29.21
3/25/03                                         29.45
3/26/03                                         29.79
3/27/03                                         29.54
3/28/03                                         29.39
3/31/03                                         28.80
4/1/03                                          28.52
4/2/03                                          29.25
4/3/03                                          29.66
4/4/03                                          29.78
4/7/03                                          30.11
4/8/03                                          29.99
4/9/03                                          29.60
4/10/03                                         29.50
4/11/03                                         29.90
4/14/03                                         30.22
4/15/03                                         31.11
4/16/03                                         31.10
4/17/03                                         31.10
4/21/03                                         31.20
4/22/03                                         32.65
4/23/03                                         32.61
4/24/03                                         32.21
4/25/03                                         31.84
4/28/03                                         32.35
4/29/03                                         31.50
4/30/03                                         31.88
5/1/03                                          31.50
5/2/03                                          31.98
5/5/03                                          31.50
5/6/03                                          31.94
5/7/03                                          31.64
5/8/03                                          31.40
5/9/03                                          31.48
5/12/03                                         31.60
5/13/03                                         32.02
5/14/03                                         32.00
5/15/03                                         32.52
5/16/03                                         32.40
5/19/03                                         31.40
5/20/03                                         31.48
5/21/03                                         31.70
5/22/03                                         32.48
5/23/03                                         33.15
5/27/03                                         33.82
5/28/03                                         34.00
5/29/03                                         34.32
5/30/03                                         35.00
6/2/03                                          36.32
6/3/03                                          36.49
6/4/03                                          37.77
6/5/03                                          37.27
6/6/03                                          38.11
6/9/03                                          36.70
6/10/03                                         36.97
6/11/03                                         37.39
6/12/03                                         37.70
6/13/03                                         37.46
6/16/03                                         38.11
6/17/03                                         37.74
6/18/03                                         37.30
6/19/03                                         36.99
6/20/03                                         36.81
6/23/03                                         35.95
6/24/03                                         36.05
6/25/03                                         36.45
6/26/03                                         36.84
6/27/03                                         36.87
6/30/03                                         36.50
7/1/03                                          36.80
7/2/03                                          36.86
7/3/03                                          36.93
7/7/03                                          37.31
7/8/03                                          37.20
7/9/03                                          38.00
7/10/03                                         37.30
7/11/03                                         37.51
7/14/03                                         38.30
7/15/03                                         37.40
7/16/03                                         36.48
7/17/03                                         36.21
7/18/03                                         36.08
7/21/03                                         35.40
7/22/03                                         36.00
7/23/03                                         35.89
7/24/03                                         36.00
7/25/03                                         36.30
7/28/03                                         35.65
7/29/03                                         36.16
7/30/03                                         35.94
7/31/03                                         36.95
8/1/03                                          36.45
8/4/03                                          36.34
8/5/03                                          36.45
8/6/03                                          36.25
8/7/03                                          36.03
8/8/03                                          35.98
8/11/03                                         35.95
8/12/03                                         36.84
8/13/03                                         36.33
8/14/03                                         36.09
8/15/03                                         36.30
8/18/03                                         36.00
8/19/03                                         36.09
8/20/03                                         36.60
8/21/03                                         36.21
8/22/03                                         35.88
8/25/03                                         35.75
8/26/03                                         35.60
8/27/03                                         35.30
8/28/03                                         35.65
8/29/03                                         35.40
9/2/03                                          35.95
9/3/03                                          35.70
9/4/03                                          34.90
9/5/03                                          34.91
9/8/03                                          34.74
9/9/03                                          34.33
9/10/03                                         34.35
9/11/03                                         34.94
9/12/03                                         35.80
9/15/03                                         35.17
9/16/03                                         35.85
9/17/03                                         35.89
9/18/03                                         36.35
9/19/03                                         36.49
9/22/03                                         36.25
9/23/03                                         36.00
9/24/03                                         35.91
9/25/03                                         35.70
9/26/03                                         35.41
9/29/03                                         35.53
9/30/03                                         33.49
10/1/03                                         34.03
10/2/03                                         33.74
10/3/03                                         33.80
10/6/03                                         34.17
10/7/03                                         34.50
10/8/03                                         33.90
10/9/03                                         33.56
10/10/03                                        33.85
10/13/03                                        34.59
10/14/03                                        34.47
10/15/03                                        34.38
10/16/03                                        34.37
10/17/03                                        34.32
10/20/03                                        34.49
10/21/03                                        34.00
10/22/03                                        33.22
10/23/03                                        33.30
10/24/03                                        32.35
10/27/03                                        32.50
10/28/03                                        32.28
10/29/03                                        33.43
10/30/03                                        33.40
10/31/03                                        33.57
11/3/03                                         33.94
11/4/03                                         34.10
11/5/03                                         31.10
11/6/03                                         30.15
11/7/03                                         31.75
11/10/03                                        30.90
11/11/03                                        30.76
11/12/03                                        31.07
11/13/03                                        31.25
11/14/03                                        30.92
11/17/03                                        30.60
11/18/03                                        30.85
11/19/03                                        30.75
11/20/03                                        30.57
11/21/03                                        30.75
11/24/03                                        31.62
11/25/03                                        32.12
11/26/03                                        32.41
11/28/03                                        32.20
                                       10
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

OUTLOOK:

We have a relatively restrained outlook for equity returns in 2004. Investor friendly tax cuts will likely continue to induce investors to put money into stocks. We believe that companies with stable, growing earnings will eventually assume leadership from cyclical, economically sensitive stocks. We are carefully monitoring consumer spending while waiting for more signs of corporate capital spending.

Going forward, we expect much more moderate returns from the equity markets as contrasted to last year's surge. Earnings should improve approximately 10% for the S&P 500 according to Thomson First Call estimates. As of December 31, 2003, the P/E on the S&P 500 is 17x forward earnings estimates while the 10-year Treasury bond yields 4.2%, which should sustain current valuations. We see room for positive equity returns in 2004 roughly commensurate with earnings growth.


                                       11
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of November 30, 2003, the Fund had $50 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NET ASSET VALUE WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       12
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
                                                         ---------  ------------

COMMON STOCK--73.4%
BANKS--14.3%
AmSouth Bancorporation.................................    50,760   $  1,217,732
Bank of America Corporation............................   106,000      7,995,580
Citigroup, Inc.........................................    64,336      3,026,366
FleetBoston Financial Corp.............................     6,600        267,960
HSBC Holdings Plc-- ADR................................    13,240      1,007,167
JP Morgan Chase & Company..............................   110,000      3,889,600
Mellon Financial Corporation...........................    40,000      1,152,000
National City Corporation..............................    40,000      1,342,000
                                                                    ------------
                                                                      19,898,405
                                                                    ------------
BASIC INDUSTRY--1.1%
Alcoa, Inc.............................................    45,000      1,476,450
                                                                    ------------
CAPITAL GOODS--1.0%
Northrop Grumman Corporation...........................    15,000      1,389,450
Tri-Union Development Corporation (a) (e)..............       590             --
                                                                    ------------
                                                                       1,389,450
                                                                    ------------
CONSUMER CYCLICAL--1.5%
Masco Corporation......................................    50,000      1,360,000
Newell Rubbermaid, Inc.................................    35,000        800,450
                                                                    ------------
                                                                       2,160,450
                                                                    ------------
CONSUMER STAPLES--4.9%
Altria Group, Inc......................................    90,700      4,716,400
Loews Corporation-Carolina Group.......................    88,725      2,049,548
                                                                    ------------
                                                                       6,765,948
                                                                    ------------
ENERGY--3.4%
ConocoPhillips.........................................    22,902      1,299,459
Diamond Offshore Drilling, Inc.........................    38,930        683,222
Halliburton Company....................................    70,000      1,634,500
Occidental Petroleum Corporation.......................    31,100      1,140,748
                                                                    ------------
                                                                       4,757,929
                                                                    ------------
FINANCIAL--18.2%
ACE Limited............................................    60,580      2,208,141
Alliance Capital Management Holdings LP................   100,000      3,220,000
AON Corporation........................................    30,000        658,200

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       13
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
                                                         ---------  ------------

COMMON STOCK (CONTINUED)
FINANCIAL (CONTINUED)
Fannie Mae.............................................    75,300   $  5,271,000
Freddie Mac............................................    35,000      1,904,700
Hartford Financial Services Group, Inc.................    51,500      2,832,500
Lincoln National Corporation...........................    57,072      2,237,793
Morgan Stanley.........................................    70,940      3,921,563
Travelers Property Casualty Corporation, Class A.......    97,390      1,519,284
XL Capital Limited, Class A............................    20,000      1,504,000
                                                                    ------------
                                                                      25,277,181
                                                                    ------------
HEALTHCARE--2.0%
Bristol-Myers Squibb Company...........................    44,800      1,180,480
Johnson & Johnson......................................    33,000      1,626,570
                                                                    ------------
                                                                       2,807,050
                                                                    ------------
REAL ESTATE--9.4%
Boston Properties, Inc.................................    30,000      1,387,500
BRE Properties, Class A................................    19,500        659,100
CarrAmerica Realty Corporation.........................    32,600        948,008
Duke Realty Corporation................................    80,320      2,473,856
Equity Office Properties Trust.........................    40,800      1,131,384
iStar Financial, Inc...................................    50,000      1,951,500
Mack-Cali Realty Corporation...........................    27,682      1,104,512
Reckson Associates Realty Corporation..................    80,000      1,920,000
SL Green Realty Corporation............................    39,200      1,464,512
                                                                    ------------
                                                                      13,040,372
                                                                    ------------
TECHNOLOGY--10.1%
Accenture Limited, Class A(a)..........................    20,000        498,000
Hewlett-Packard Company................................    70,000      1,518,300
International Business Machines Corporation............    90,000      8,148,600
LSI Logic Corporation(a)...............................   130,000      1,218,100
Nokia OYJ..............................................   150,000      2,697,000
                                                                    ------------
                                                                      14,080,000
                                                                    ------------
TELECOMMUNICATIONS--0.9%
Verizon Communications, Inc............................    40,000      1,310,800
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF
                                                          SHARES/      MARKET
                                                   PRINCIPAL AMOUNT     VALUE
                                                   ---------------- ------------

COMMON STOCK (CONTINUED)
UTILITIES--6.6%
AmeriGas Partners LP...................................    15,200   $    410,704
Cinergy Corporation....................................    34,800      1,271,940
Duquesne Light Holdings, Inc...........................    60,000      1,036,200
KeySpan Corporation....................................    30,000      1,056,900
Kinder Morgan Energy Partners LP.......................    45,000      1,981,350
Northern Border Partners LP............................    26,600      1,010,800
Oneok, Inc.............................................    50,000        990,500
TEPPCO Partners LP.....................................    34,800      1,371,120
                                                                    ------------
                                                                       9,129,514
                                                                    ------------
TOTAL COMMON STOCK (COST $93,745,437) .................              102,093,549
                                                                    ------------

CORPORATE NOTES/BONDS--57.9%
BASIC INDUSTRY--8.3%
Better Minerals & Aggregates Company
   13.000%, 09/15/09.................................  $1,000,000        620,000
Century Aluminum Company
   11.750%, 04/15/08.................................     390,000        434,850
Crown Euro Holdings SA
   9.500%, 03/01/11..................................   1,110,000      1,248,750
Euramax International PLC+
   8.500%, 08/15/11..................................     865,000        921,225
FMC Corporation
   10.250%, 11/01/09.................................     730,000        857,750
Imco Recycling, Inc.+
   10.375%, 10/15/10.................................     490,000        463,050
International Wire Group, Inc.
   11.750%, 06/01/05.................................   1,000,000        580,000
Koppers Industries+
   9.875%, 10/15/13..................................     800,000        872,000
MMI Products, Inc., Series B
   11.250%, 04/15/07.................................     900,000        706,500
Nalco Company+
   8.875%, 11/15/13..................................     800,000        836,000
Owens-Brockway Glass Container, Inc.
   8.750%, 11/15/12..................................     680,000        746,300


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
BASIC INDUSTRY (CONTINUED)
Pliant Corporation
   11.125%, 09/01/09.................................  $  790,000   $    825,550
Tekni-Plex, Inc., Series B
   12.750%, 06/15/10.................................     840,000        899,850
Tenneco Automotive, Inc.
   10.250%, 07/15/13.................................     750,000        855,000
Wolverine Tube, Inc.
   10.500%, 04/01/09.................................     700,000        703,500
                                                                    ------------
                                                                      11,570,325
                                                                    ------------
CAPITAL GOODS--4.2%
Allied Waste North America, Series B
   8.500%, 12/01/08..................................   1,030,000      1,138,150
Gencorp, Inc.+
   9.500%, 08/15/13..................................   1,185,000      1,214,625
H&E Equipment Finance
   11.125%, 06/15/12.................................     805,000        776,825
Integrated Electrical Services, Inc., Series C
   9.375%, 02/01/09..................................     540,000        572,400
Jacuzzi Brands, Inc.+
   9.625%, 07/01/10..................................   1,260,000      1,379,700
Sequa Corporation
   9.000%, 08/01/09..................................     705,000        755,231
                                                                    ------------
                                                                       5,836,931
                                                                    ------------
CONSUMER CYCLICAL--6.8%
Autonation, Inc.
   9.000%, 08/01/08..................................   1,110,000      1,268,175
Dex Media West, Inc.+
   9.875%, 08/15/13..................................     835,000        951,900
Mail-Well I Corporation
   9.625%, 03/15/12..................................   1,115,000      1,226,500
Mothers Work, Inc.
   11.250%, 08/01/10.................................   1,360,000      1,516,400
Norcraft Companies+
   9.000%, 11/01/11..................................     570,000        604,200
Poster Financial Group+
   8.750%, 12/01/11..................................     575,000        591,531
Sonic Automotive, Inc., Series D+
   8.625%, 08/15/13..................................     800,000        846,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
CONSUMER CYCLICAL (CONTINUED)
Vertis, Inc., Series B
   10.875%, 06/15/09.................................  $1,210,000   $  1,246,300
Von Hoffman Corporation
   10.250%, 03/15/09.................................   1,210,000      1,279,575
                                                                    ------------
                                                                       9,530,581
                                                                    ------------
CONSUMER STAPLES--6.6%
American Achievement Corporation, Series B
   11.625%, 01/01/07.................................     800,000        886,000
Chattem Incorporated, Series B
   8.875%, 04/01/08..................................   1,255,000      1,298,925
Foamex Capital Corporation
   10.750%, 04/01/09.................................   1,050,000        947,625
General Nutrition Center+(b)
   8.500%, 12/01/10..................................     800,000        820,000
Georgia-Pacific Corporation
   8.875%, 02/01/10..................................     935,000      1,063,562
Land O' Lakes, Inc.
   8.750%, 11/15/11..................................   1,025,000        948,125
Merisant Company+
   9.500%, 07/15/13..................................     835,000        860,050
Norcross Safety Products+
   9.875%, 08/15/11..................................     860,000        946,000
Rhodia SA+
   8.875%, 06/01/11..................................     770,000        685,300
Silgan Holdings, Inc.+
   6.750%, 11/15/13..................................     720,000        723,600
                                                                    ------------
                                                                       9,179,187
                                                                    ------------
ENERGY--2.9%
Bluewater Finance Limited
   10.250%, 02/15/12.................................     715,000        731,087
Premcor Refining Group
   7.500%, 06/15/15..................................     585,000        602,550
Tom Brown, Inc.
   7.250%, 09/15/13..................................     730,000        762,850
Western Gas Resources
   10.000%, 06/15/09.................................     575,000        621,000
Williams Companies, Inc.
   8.625%, 06/01/10..................................   1,160,000      1,287,600
                                                                    ------------
                                                                       4,005,087
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17
                                      ----
                                   CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
FINANCIAL--2.6%
CB Richard Ellis Service
   11.250%, 06/15/11.................................  $  775,000   $    877,687
Mobile Mini, Inc.+
   9.500%, 07/01/13..................................     620,000        676,575
United Rentals, Inc., Series B
   10.750%, 04/15/08.................................   1,135,000      1,274,038
Western Financial
   9.625%, 05/15/12..................................     745,000        838,125
                                                                    ------------
                                                                       3,666,425
                                                                    ------------
HEALTHCARE--3.5%
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13..................................     655,000        707,400
Fisher Scientific International
   8.125%, 05/01/12..................................     675,000        727,312
Matria Healthcare, Series B
   11.000%, 05/01/08.................................   1,060,000      1,139,500
Res-Care, Inc.
   10.625%, 11/15/08.................................     765,000        795,600
Town Sports International
   9.625%, 04/15/11..................................     820,000        881,500
Triad Hospitals, Inc.+
   7.000%, 11/15/13..................................     600,000        601,500
                                                                    ------------
                                                                       4,852,812
                                                                    ------------
INDUSTRIAL--3.7%
Argosy Gaming Company
   9.000%, 09/01/11..................................     770,000        852,775
Dex Media, Inc.+
   8.000%, 11/15/13..................................     325,000        331,500
General Cable Corporation+
   9.500%, 11/15/10..................................     820,000        867,150
Massey Energy Company+
   6.625%, 11/15/10..................................     475,000        482,125
MediaCom Broadband, LLC
   11.000%, 07/15/13.................................     560,000        603,400
Nationsrent, Inc.+
   9.500%, 10/15/10..................................     750,000        787,500
Rayovac Corporation+
   8.500%, 10/01/13..................................   1,120,000      1,170,400
                                                                    ------------
                                                                       5,094,850
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
REAL ESTATE--5.8%
Aztar Corporation
   9.000%, 08/15/11..................................  $  735,000   $    802,987
Intrawest Corporation+
   7.500%, 10/15/13..................................     695,000        703,687
John Q Hammons Hotels, Series B
   8.875%, 05/15/12..................................   1,180,000      1,289,150
LNR Property Corporation
   10.500%, 01/15/09.................................     755,000        799,356
LNR Property Corporation+
   7.250%, 10/15/13..................................     850,000        865,938
Resort International Hotel and Casino
   11.500%, 03/15/09.................................     265,000        282,888
Tech Olympic USA, Inc.
   9.000%, 07/01/10..................................   1,010,000      1,083,225
Wackenhut Corrections+
   8.250%, 07/15/13..................................     860,000        912,675
WCI Communities, Inc.
   10.625%, 02/15/11.................................   1,170,000      1,316,250
                                                                    ------------
                                                                       8,056,156
                                                                    ------------
TECHNOLOGY--3.4%
AMI Semiconductor, Inc.
   10.750%, 02/01/13.................................     551,000        658,445
ASAT Finance LLC
   12.500%, 11/01/06.................................     487,500        519,187
Juno Lighting, Inc.
   11.875%, 07/01/09.................................     830,000        907,813
Knowles Electronics, Inc.
   13.125%, 10/15/09.................................   1,000,000      1,005,000
Nextel Communications
   11.000%, 03/15/10.................................     400,000        442,000
Solectron Corporation
   9.625%, 02/15/09..................................   1,110,000      1,232,100
                                                                    ------------
                                                                       4,764,545
                                                                    ------------
TELECOMMUNICATIONS--4.6%
Alliance Atlantis Communications, Inc.
   13.000%, 12/15/09.................................   1,180,000      1,357,000
Charter Communications Holdings, LLC
   10.750%, 10/01/09.................................   1,400,000      1,204,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       19
                                      ----
                                   CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Madison River Financial
   13.250%, 03/01/10.................................  $1,000,000   $  1,102,500
Muzak LLC
   10.000%, 02/15/09.................................     500,000        526,250
Nextel Communications
   7.375%, 08/01/15..................................   1,295,000      1,369,463
Time Warner Inc.
   9.750%, 07/15/08..................................     835,000        847,525
                                                                    ------------
                                                                       6,406,738
                                                                    ------------
TRANSPORTATION--2.8%
Advanced Accessory Systems Company
   10.750%, 06/15/11.................................     630,000        683,550
General Maritime Corporation
   10.000%, 03/15/13.................................     700,000        789,250
HLI Operating Company, Inc.+
   10.500%, 06/15/10.................................     385,000        439,863
North American Van Lines
   13.375%, 12/01/09.................................   1,160,000      1,368,800
Omi Corporation+
   7.625%, 12/01/13..................................     260,000        262,600
Stena AB+
   7.500%, 11/01/13..................................     340,000        345,525
                                                                    ------------
                                                                       3,889,588
                                                                    ------------
UTILITIES--2.7%
AES Corporation
   9.500%, 06/01/09..................................   1,255,000      1,353,832
Calpine Corporation
   8.750%, 07/15/07..................................   1,310,000      1,048,000
PSEG Energy Holdings
   8.625%, 02/15/08..................................     725,000        773,031
TNP Enterprises, Inc., Series B
   10.250%, 04/01/10.................................     515,000        561,350
                                                                    ------------
                                                                       3,736,213
                                                                    ------------
TOTAL CORPORATE NOTES/BONDS (COST $77,054,962) ......                 80,589,438
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       20
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF     MARKET
                                                         SHARES        VALUE
                                                      ------------  ------------

CONVERTIBLE PREFERRED STOCK--1.9%
FINANCIAL--1.4%
ACE Limited
   7.800%, 05/30/08....................................    26,025   $    696,169
Chubb Corporation
   7.000%, 08/16/06....................................    10,000        275,000
Hartford Financial Services Group, Inc.
   7.000%, 08/16/06....................................     5,000        285,750
Rhone-Poulenc, Series A
   8.125%, 02/20/04....................................    10,620        273,465
TransCanada Corporation
   8.250%, 02/20/04....................................    14,905        383,505
                                                                    ------------
                                                                       1,913,889
                                                                    ------------
REAL ESTATE--0.5%
LTC Properties, Inc.(a)
   8.500%, 09/19/08....................................    25,000        747,500
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $2,445,515) ...                2,661,389
                                                                    ------------
WARRANTS --0.0%
Dayton Superior Corporation(a)(c)+.....................     1,500             15
Pliant Corporation(a)(d)+..............................     1,500            255
                                                                    ------------
TOTAL WARRANTS  (COST $62,449) ........................                      270
                                                                    ------------
CASH EQUIVALENT--1.1%
INVESTMENT COMPANY--1.1%
SEI Daily Income Trust, Prime Obligation Fund.......... 1,585,866      1,585,866
                                                                    ------------
TOTAL CASH EQUIVALENT (COST $1,585,866) ...............                1,585,866
                                                                    ------------
TOTAL INVESTMENTS--134.3%
   (COST $174,894,229) ................................              186,930,512
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)


                                                         NUMBER OF     MARKET
                                                         CONTRACTS      VALUE
                                                         ---------  ------------

COVERED CALL OPTIONS WRITTEN--(0.3)%
Accenture Limited, Class A Dec. 25 Call................     (200)  $    (12,000)
Alcoa, Inc. Dec. 32.5 Call.............................     (450)       (47,250)
AON Corporation Jan. 22.5 Call.........................     (300)       (15,000)
Bank of America Corp. Dec. 75 Call.....................     (300)       (25,500)
Bristol-Meyers Squibb Company Jan. 27.5 Call...........     (440)       (15,400)
Fannie Mae Dec. 70 Call................................     (200)       (27,000)
International Business Machines Corporation
   Dec. 90 Call........................................     (500)       (87,500)
LSI Logic Corporation Apr. 12.5 Call...................     (300)       (10,500)
LSI Logic Corporation Dec. 10 Call.....................   (1,000)       (15,000)
Mellon Financial Corporation Dec. 30 Call..............     (400)        (8,000)
Morgan Stanley Dec. 60 Call............................     (700)       (10,500)
National City Corporation Jan. 32.5 Call...............     (400)       (59,000)
Newell Rubbermaid, Inc. Dec. 25 Call...................     (350)        (3,500)
Nokia Corporation Dec. 17.5 Call.......................   (1,000)       (80,000)
Northrop Grumman Corporation Dec. 95 Call..............     (150)        (8,250)
Travelers Property Casualty Corporation
   Dec. 17.5 Call......................................     (950)       (14,250)
Verizon Communications, Inc. Dec. 32.5 Call............     (400)       (30,000)
XL Capital Limited, Class A Dec. 75 Call...............     (200)       (25,000)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUM RECEIVED $527,752) ........................                (493,650)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(34.0)%                (47,299,692)
                                                                   ------------
NET ASSETS--100% ......................................            $139,137,170
                                                                   ============

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2003, these securities amounted to $21,162,489 or 15.2% of net assets.
(a)  Non-income producing security.
(b)  Security purchased on a when-issued basis.
(c) Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/15/09.
(d) Each warrant entitles the holder to purchase 1.00 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.
(e) Security considered illiquid. Securities fair valued using methods determined in good faith by the Valuation Committee of the Board of Directors. The total value of such security as of November 30, 2003 was zero.
ADR  American Depositary Receipt
LLC  Limited Liability Company
LP   Limited Partnership
PLC  Public Limited Company

Amounts designated as "-" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       22
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2003

ASSETS:
Investments, at value (cost $174,894,229) (Note 1)...............  $186,930,512
Receivable for securities sold...................................     2,438,352
Interest receivable..............................................     2,109,004
Dividends receivable.............................................       170,982
Prepaid expenses and other assets................................        25,765
                                                                   ------------
     Total assets ...............................................   191,674,615
                                                                   ------------
LIABILITIES:
Commercial paper (Note 4)........................................    49,939,003
Covered call options written, at value
   (premiums received--$527,752) (Note 1)........................       493,650
Payable for securities purchased.................................     1,776,344
Payable for investment management fees (Note 2)..................       131,558
Payable for administration fees (Note 2).........................        15,477
Accrued expenses and other liabilities...........................       181,413
                                                                   ------------
     Total liabilities...........................................    52,537,445
                                                                   ------------
NET ASSETS......................................................   $139,137,170
                                                                   ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
     (authorized 100,000,000 shares).............................  $    163,255
   Additional paid-in capital....................................   204,337,770
   Distributions in excess of net investment income..............      (158,507)
   Accumulated net realized losses on investments and options....   (77,275,733)
   Net unrealized appreciation on investments and options........    12,070,385
                                                                   ------------
NET ASSETS -- 100%...............................................  $139,137,170
                                                                   ============
NET ASSET VALUE PER SHARE:
   $139,137,170 / 16,325,515 shares of Common Stock issued
     and outstanding.............................................  $       8.52
                                                                   ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       23
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2003

INVESTMENT INCOME:
Interest.........................................................   $ 9,071,534
Dividends .......................................................     3,611,316
                                                                    -----------
     Total investment income.....................................    12,682,850
                                                                    -----------
EXPENSES:
Investment management fees (Note 2)..............................     1,680,298
Administration fees (Note 2).....................................       176,860
Commercial paper fees............................................       224,281
Professional fees................................................       208,495
Printing and shareholder reports.................................       117,500
Transfer agent fees..............................................        38,400
Registration fees................................................        37,390
Custodian fees...................................................        32,541
Insurance fees...................................................        31,007
Directors' fees and expenses.....................................        20,330
Other operating expenses.........................................        14,390
                                                                    -----------
   Total operating expenses......................................     2,581,492
Interest expense.................................................       643,353
                                                                    -----------
   Total expenses................................................     3,224,845
                                                                    -----------
   Less:
     Investment management fees waived (Note 2)..................      (176,991)
                                                                    -----------
     Net expenses................................................     3,047,854
                                                                    -----------
     NET INVESTMENT INCOME.......................................     9,634,996
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments.................................      (727,773)
Net realized gain on call options written........................     1,015,316
Change in net unrealized appreciation on investments
  and options....................................................    23,260,934
                                                                    -----------
Net realized and unrealized gain on investments and options......    23,548,477
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $33,183,473
                                                                    ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       24
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2003

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
   Interest and dividends received............................... $  12,396,314
   Operating expenses paid.......................................    (2,495,705)
   Interest paid.................................................      (116,252)
   Net proceeds from the sale of short-term portfolio investments     2,942,708
   Purchase of long-term portfolio investments...................  (235,144,763)
   Proceeds from sale of long-term portfolio investments.........   232,048,990
   Premiums received from written options transactions...........     2,223,961
                                                                  -------------
     Net cash provided from operating activities.................    11,855,253
                                                                  -------------
Cash flows provided from (used for) financing activities:
   Net cash provided from commercial paper issuance..............        21,213
   Cash dividends paid to shareholders...........................   (14,332,122)
                                                                  -------------
     Net cash used for financing activities......................   (14,310,909)
                                                                  -------------
Net decrease in cash.............................................    (2,455,656)
   Cash at beginning of year.....................................     2,455,656
                                                                  -------------
   Cash at end of year........................................... $          --
                                                                  =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations............. $  33,183,473
                                                                   -------------
   Accretion of market discount..................................      (174,526)
   Increase in investments.......................................       (69,883)
   Net realized gain on investments and options..................      (287,543)
   Net change in unrealized appreciation
      on investments and options.................................   (23,260,934)
   Decrease in receivable for securities sold....................       536,115
   Decrease in interest and dividend receivable..................       778,922
   Increase in commercial paper discount.........................       (27,466)
   Decrease in prepaid expenses and other assets.................         1,041
   Increase in payable for securities purchased..................     1,085,938
   Increase in accrued expenses and other liabilities............        90,116
                                                                  -------------
     Total adjustments...........................................   (21,328,220)
                                                                  -------------
   Net cash provided from operating activities................... $  11,855,253
                                                                  =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       25
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE          FOR THE
                                                   YEAR ENDED       YEAR ENDED
                                                  NOVEMBER 30,     NOVEMBER 30,
                                                      2003             2002
                                                 ---------------  --------------
OPERATIONS:
   Net investment income........................  $  9,634,996     $ 10,541,868
   Net realized loss on investments.............      (727,773)     (32,558,701)
   Net realized gain on call options written....     1,015,316        3,208,389
   Change in net unrealized appreciation on
     investments and options.....................   23,260,934            8,318
                                                  ------------     ------------
Net increase (decrease) in net assets
   resulting from operations....................    33,183,473      (18,800,126)
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income........................    (9,929,830)     (10,544,215)
   Tax return of capital........................    (6,254,835)      (7,287,730)
                                                  ------------     ------------
Net decrease in net assets resulting from
   dividends and distributions..................   (16,184,665)     (17,831,945)
                                                  ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions........     2,052,215        2,579,638
                                                  ------------     ------------
Net increase in net assets resulting from
   Common Stock transactions....................     2,052,215        2,579,638
                                                  ------------     ------------
Total increase (decrease) in net assets             19,051,023      (34,052,433)
                                                  ------------     ------------
NET ASSETS:
   Beginning of year............................   120,086,147      154,138,580
                                                  ------------     ------------
   End of year..................................  $139,137,170     $120,086,147
                                                  ============     ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       26
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                           FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  NOVEMBER 30,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           ------------------------
FINANCIAL STATEMENTS                                       2003         2002
                                                        ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................... $   7.47     $   9.76
                                                         --------     --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ................................     0.60         0.66
  Net realized and unrealized gain (loss) on
    investment transactions ............................     1.45        (1.83)
                                                         --------     --------
    Total from investment operations ...................     2.05        (1.17)
                                                         --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income .................    (0.61)       (0.66)
  Tax return of capital ................................    (0.39)       (0.46)
                                                         --------     --------
    Total dividends and distributions ..................    (1.00)       (1.12)
                                                         --------     --------
NET ASSET VALUE, END OF YEAR ........................... $   8.52     $   7.47
                                                         ========     ========
MARKET VALUE, END OF YEAR .............................. $   9.80     $   7.27
                                                         ========     ========
TOTAL RETURN BASED ON: (2)
  Net asset value ......................................    28.96%      (13.50)%
                                                         ========     ========
  Market value .........................................    51.57%      (22.12)%
                                                         ========     ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) .............. $139,137     $120,086
                                                         ========     ========
  Total expenses including waiver of fees ..............     2.40%        2.81%
  Total expenses excluding waiver of fees ..............     2.54%        2.86%
  Total operating expenses including waiver of fees (4)      1.72%        1.81%
  Total operating expenses excluding waiver of fees (4)      1.86%        1.86%
  Commercial paper expenses ............................     0.68%        1.00%
  Net investment income including waiver of fees .......     7.58%        7.64%
  Portfolio turnover ...................................       99%         102%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ...................................... $ 50,000     $ 50,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) .................... $ 49,925     $ 56,250
  Asset coverage per $1,000 at end of year ............. $  3,838     $  3,445
-----------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund's Shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       27
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                           FOR THE YEAR ENDED
                                                               NOVEMBER 30,
                                                         ----------------------
                                                           2001         2000
                                                         --------     --------
NET ASSET VALUE, BEGINNING OF YEAR ....................  $  10.33     $  12.54
                                                         --------     --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ...............................      0.65         0.80
  Net realized and unrealized gain (loss) on
    investment transactions ...........................      0.02        (1.77)
                                                         --------     --------
    Total gain (loss) from investment operations ......      0.67        (0.97)
                                                         --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ................     (0.65)       (0.80)
  Tax return of capital ...............................     (0.59)       (0.44)
                                                         --------     --------
    Total dividends and distributions .................     (1.24)       (1.24)
                                                         --------     --------
NET ASSET VALUE, BEGINNING OF YEAR ....................  $   9.76     $  10.33
                                                         ========     ========
MARKET VALUE, BEGINNING OF YEAR .......................  $  10.55     $   9.56
                                                         ========     ========
TOTAL RETURN BASED ON: (2)
  Net asset value .....................................      6.15%       (7.72)%
                                                         ========     ========
  Market value ........................................     23.95%        2.02%
                                                         ========     ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) .............  $154,139     $160,469
                                                         ========     ========
  Total expenses including waiver of fees .............      2.62%        3.76%
  Total expenses excluding waiver of fees .............        --           --
  Total operating expenses including waiver of fees (4)      1.36%        1.66%
  Total operating expenses excluding waiver of fees (4)        --           --
  Commercial paper expenses ...........................      1.26%        2.10%
  Net investment income including waiver of fees ......      4.51%        6.51%
  Portfolio turnover ..................................       132%         161%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) .....................................  $ 60,000     $ 60,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ...................  $ 59,690     $ 59,579
  Asset coverage per $1,000 at end of year ............  $  3,703     $  3,743
-----------------
(1)  Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund's Shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper expenses.
Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       28
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                FOR THE
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                                  1999
                                                           -----------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................  $  14.17
                                                                --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ......................................      0.88
  Net realized and unrealized loss on
    investment transactions ..................................     (1.27)
                                                                --------
    Total loss from investment operations ....................     (0.39)
                                                                --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income .......................     (0.86)
  Distributions from realized short-term gains ...............     (0.03)
  Tax return of capital ......................................     (0.35)
                                                                --------
    Total dividends and distributions ........................     (1.24)
                                                                --------
NET ASSET VALUE, BEGINNING OF PERIOD .........................  $  12.54
                                                                ========
MARKET VALUE, BEGINNING OF PERIOD ............................  $  10.50
                                                                ========
TOTAL RETURN BASED ON: (2)
  Net asset value ............................................     (2.47)%
                                                                ========
  Market value ...............................................    (18.44)%
                                                                ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) ....................  $194,859
                                                                ========
  Total expenses .............................................      2.03%
  Total operating expenses (4) ...............................      1.35%
  Commercial paper expenses ..................................      0.68%
  Net investment incomes .....................................      6.51%
  Portfolio turnover .........................................       119%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) ............................................  $ 60,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ..........................  $ 59,690
  Asset coverage per $1,000 at end of period .................  $  4,378
----------------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund's Shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.
Amounts designated as "--" are $0 or have been rounded to $0.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       29
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at last bid price. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at Wachovia Bank, N.A., the Fund's custodian, and is classified as cash on the Statement of Assets and Liabilities. Amounts so invested are generally available on the same business day.


                                       30
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of an option has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to time.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.


                                       31
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which includes fees under this agreement and fees received by the Administrator from the Chartwell Large Cap Value and Chartwell Small Cap Value Funds. The Allocation of the minimum will be assessed based upon Managed Assets of the Fund and net assets of the Chartwell Large Cap Value and Chartwell Small Cap Value Funds.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Prior to April 16, 2003, the Fund paid to each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended. As of April 16, 2003, directors fees paid by the Fund consist of $6,000 per year, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee.


                                       32
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

For the year ended November 30, 2003, the Fund incurred a legal expense of $132,532, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Effective July 1, 2003, Wachovia Bank, N.A. serves as the custodian for the Fund. Prior to July 1, 2003, PFPC Trust Company served as custodian for the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2003, purchases and sales of investments, excluding short-term investments, totaled $171,779,741 and $171,103,654, respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2003.
                                                    NUMBER OF
                                                    CONTRACTS      PREMIUMS
                                                    ---------      --------
         Options outstanding November 30, 2002         6,324     $   726,799
         Options written                               84,320      6,729,016
         Options expired                              (43,560)    (3,466,704)
         Options exercised                            (15,309)    (1,457,996)
         Options closed                               (23,535)    (2,003,363)
                                                    ---------    -----------
         Options outstanding November 30, 2003          8,240    $   527,752
                                                    =========    ===========

NOTE 4. COMMERCIAL PAPER

As of November 30, 2003, $50,000,000 of commercial paper was outstanding with an amortized cost of $49,939,003. The average discount rate of commercial paper outstanding at November 30, 2003 was 1.24%. The average daily balance of commercial paper outstanding for the year ended November 30, 2003 was $49,924,600 at a weighted average discount rate of 1.43%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2003, was $50,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. During the year ended November 30, 2003, there were no borrowings under this arrangement.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,325,515 shares of common stock outstanding at November 30, 2003, the Manager owned 12,156 shares.

For the years ended November 30, 2003 and November 30, 2002 the Fund issued 252,752 and 275,201 shares respectively, in connection with the Fund's dividend reinvestment plan.


                                       33
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to return of capital, wash sales, and market discount bonds sold at a gain. As of November 30, 2003, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                     ADDITIONAL            UNDISTRIBUTED          ACCUMULATED
                      PAID-IN-            NET INVESTMENT           REALIZED
                       CAPITAL             INCOME/(LOSS)          GAIN/(LOSS)
                     ----------           --------------          -----------
                    $(6,254,835)            $6,438,230            $(183,395)

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                      ORDINARY              RETURN OF
                       INCOME                 CAPITAL              TOTALS
                   ------------             ---------          -------------

2003               $  9,929,830             $6,254,835          $16,184,665
2002                 10,544,215              7,287,730           17,831,945


                                       34
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

As of November 30, 2003, the components of Accumulated Losses were as follows:

Capital loss carryforwards                                 $(75,776,129)
Net unrealized appreciation                                  10,656,380
Other temporary differences                                    (244,106)
                                                           ------------
Total accumulated losses                                   $(65,363,855)
                                                           ============

The following summarizes the capital loss carryforwards as of November 30, 2003. These capital loss carryforwards are available to offset future gains.

                EXPIRING IN FISCAL YEAR                      AMOUNT
                -----------------------                   -----------
                         2007                             $ 8,880,255
                         2008                               9,509,213
                         2009                              25,913,206
                         2010                              30,533,344
                         2011                                 940,111
                                                          -----------

Total capital loss carryforwards                          $75,776,129
                                                          ===========

For Federal income tax purposes, the cost of securities owned at November 30, 2003 and the net realized gains or losses on securities sold for the year then ended were different from the amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments and options, held by the Fund at November 30, 2003 were as follows:

Federal Tax Cost ...........................................  $175,780,482
                                                              ------------
Aggregate Gross Unrealized Appreciation ....................    16,163,411
Aggregate Gross Unrealized Depreciation ....................    (5,507,031)
                                                              ------------
Net Unrealized Appreciation ................................  $ 10,656,380
                                                              ============

NOTE 8. SUBSEQUENT EVENTS

The Board of Directors of the Fund declared the following dividends:

 DECLARATION DATE           EX-DATE             RECORD DATE         PAYABLE DATE      DIVIDEND RATE
 ----------------           -------             -----------         ------------      -------------
 December 1, 2003       December 16, 2003     December 18, 2003    December 31, 2003     $0.0833
 January 2, 2004        January 20, 2004      January 22, 2004     January 30, 2004      $0.0833



                                       35
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Shareholders of Chartwell Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc.(the "Fund") at November 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund`s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






PRICEWATERHOUSECOOPERS LLP



Philadelphia, Pennsylvania
January 12, 2004

                                       36
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the

                                       37
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus

                                       38
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2003.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through November 30, 2003, interest paid on the commercial paper ranged from 1.15% to 2.12%. As of November 30, 2003, the Fund had $20 million outstanding at 1.22% per annum maturing on December 2, 2003, and $30 million at 1.25% per annum maturing on February 2, 2004. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.35% to cover interest payments on the commercial paper.

                                       39
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) ..............  -10.00%  -5.00%    0.00%   5.00%   10.00%
Corresponding return to common
   stockholder ....................  -14.33%  -7.40%   -0.48%   6.44%   13.37%

Assumes $130 million assets attributable to common shareholders; $50 million aggregate leverage with an average interest rate of 1.25%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of Shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 16, 2003 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. The description of the proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------
                                                     VOTES    VOTES      VOTES
                                                      FOR    AGAINST   WITHHELD
--------------------------------------------------------------------------------
To elect the following
directors to serve as Class
I directors for a three-
year term expiring in 2006: Kenneth F. Herlihy    11,490,803    --      263,148
                            C. Warren Ormerod     11,509,224    --      217,727

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling [toll-free number]
(866) 585-6552; and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov.


                                       40
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                        This page intentional left blank

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in


DIRECTORS OF THE FUND

                                                                   TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
       AND AGE                       THE FUND                     TIME SERVED
--------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

C. Warren Ormerod                     Director                 Term Expires 2006
67 yrs. old                                                      (Since 2001)



--------------------------------------------------------------------------------
George W. Grosz                       Director                 Term Expires 2005
66 yrs. old                                                      (Since 2000)





--------------------------------------------------------------------------------
Kenneth F. Herlihy                    Director                 Term Expires 2006
74 yrs. old                                                      (Since 1998)


--------------------------------------------------------------------------------
INTERESTED DIRECTORS*

Winthrop S. Jessup                    Director,                Term Expires 2005
58 yrs. old                           Chairman                   (Since 1998)
                                      and President


--------------------------------------------------------------------------------
Bernard P. Schaffer                   Director and             Term Expires 2004
59 yrs. old                           Vice President             (Since 1998)


--------------------------------------------------------------------------------
* These directors are considered to be "interested persons' of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.


                                       42
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.


                                        NUMBER OF
                                        PORTFOLIOS
                                       IN THE FUND
    PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS               BY DIRECTOR        HELD BY BOARD MEMBER
--------------------------------------------------------------------------------


Chairman and Managing Director,             1         None
NorthStar Asset Management (since 2000).
Managing Partner, Stratton Management
Company (1992-2000). Executive Vice
President, Continental Bancorp (1968-1992).
--------------------------------------------------------------------------------
President and CEO of Meridian Asset         1         FBR National Bank & Trust
Management Co. (1994-1996); Consultant                Company (since 2001);
(since 1996), Director, FBR Family of Funds           Guardian Trust FSB
(1998-2001).                                          (a wholly owned subsidiary
                                                      of Guardian Life Insurance
                                                      Company of America)
                                                      (since 1999).
--------------------------------------------------------------------------------
Sculptor, who has worked                    1         None
since his retirement from the
mutual fund industry in 1987.

--------------------------------------------------------------------------------


Partner, Chartwell Investment Partners,     1         Georgia Banking Company
L.P. and Chartwell G.P., Inc. (since 1997);           (since 1998).
and various positions with Delaware
Management Company, Inc. and certain
affiliated companies (1977-1997).
--------------------------------------------------------------------------------
Partner and Portfolio Manager of            1         None
Chartwell Investment Partners, L.P.
and Partner of Chartwell G.P., Inc.
(since 1997).
--------------------------------------------------------------------------------


                                       43
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)

                                                                    TERM OF
                                          POSITION(S)             OFFICE AND
    NAME, ADDRESS,                         HELD WITH               LENGTH OF
        AND AGE                            THE FUND               TIME SERVED
--------------------------------------------------------------------------------
OFFICERS OF THE FUND


Winthrop S. Jessup                    Chairman of the Board,     (Since 1998)
58 yrs. old                           President and Director
--------------------------------------------------------------------------------
Bernard P. Schaffer                   Vice President and         (Since 1998)
59 yrs. old                           Director
--------------------------------------------------------------------------------
Kevin A. Melich                       Vice President             (Since 1998)
61 yrs. old
--------------------------------------------------------------------------------
Timothy J. Riddle                     Vice President             (Since 1998)
48 yrs. old                           and Treasurer
--------------------------------------------------------------------------------
G. Gregory Hagar                      Vice President             (Since 1998)
35 yrs. old
--------------------------------------------------------------------------------
Andrew Toburen                        Vice President             (Since 2003)
32 yrs. old
--------------------------------------------------------------------------------
Michael P. Malloy                     Secretary                  (Since 1998)
44 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
Maria E. Pollack                      Assistant                  (Since 1998)
58 yrs. old                           Secretary
--------------------------------------------------------------------------------

                                       44
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------



                             PRINCIPAL OCCUPATION(S)
                               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------



Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997);
and various positions with Delaware Management Company, Inc. and certain affiliated companies (1977-1997).
------------------------------------------------------------------------------------------
Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner
of Chartwell G.P., Inc. (since 1997).
------------------------------------------------------------------------------------------
Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and
Chartwell G.P., Inc. (since 1997).
------------------------------------------------------------------------------------------
Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997).

------------------------------------------------------------------------------------------
Partner, Chief Financial Officer of Chartwell Investment Partners L.P. (since 1997).

------------------------------------------------------------------------------------------
Fixed Income Portfolio Manager for Chartwell Investment Partners L.P. (since 1997).

------------------------------------------------------------------------------------------
Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).




------------------------------------------------------------------------------------------
Director of Client Administration for     Chartwell Investment Partners L.P. (since 1997).

------------------------------------------------------------------------------------------


                                       45
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------


NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an November 30, 2003 tax year end, this notice is for informational purposes only. For shareholders with an November 30, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2003, the Fund is designating the following items with regard to distributions paid during the year.

            LONG-TERM      LONG LONG
            (20% RATE)     (18% RATE)     ORDINARY                                                    QUALIFYING
             CAPITAL      GAIN CAPITAL   GAIN INCOME     TAX-EXEMPT       TOTAL        QUALIFYING      DIVIDEND
           DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS    INTEREST     DISTRIBUTIONS   DIVIDENDS(1)     INCOME(2)
CHARTWELL
DIVIDEND
AND INCOME
FUND, INC.     0.00%         0.00%          100.00%        0.00%         100.00%         37.28%        18.48%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of
2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Fund to designate the maximum amount permitted by the law.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your Form 1099-DIV.



                                       46
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      NOTES

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2003
--------------------------------------------------------------------------------



DIRECTORS
Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
Wachovia Bank, N.A.
125 South Broad Street
Philadelphia, PA 19109

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.



ITEM 2.    CODE OF ETHICS.

           (a) The registrant has adopted a code of ethics that applies to the its principal executive officer and principal financial officer. A copy of the registrant's code of ethics is filed herewith.

           (b)    Not applicable.

           (c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

           (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

           (e)    Not applicable.

           (f) (a) The registrant's Code of Ethics is attached as an Exhibit hereto.


ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee, as defined in Item 3 to Form N-CSR. However, the registrant's Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient experience and financial expertise to carry out their responsibilities and address any issues that are likely to come before the Committee, including but not limited to the evaluation of the registrant's financial statements, supervision of the registrant's preparation of its financial statements, and oversight of the work of the registrant's independent auditors.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable - only applicable for annual reports covering periods ending on or after the earlier of (i) the registrant's first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the registrant's Board of Directors. The registrant expects the Adviser to vote proxies related to the registrant's portfolio securities for which it has voting authority consistent with the registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the registrant and the interests of the Adviser and its affiliates. A description of the Adviser's Proxy Voting Policies and Procedures is included as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                            AS AMENDED JUNE 24, 2003


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell..

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed _ of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.


                             PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.


                           I.   THE BOARD OF DIRECTORS

A.   DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis for director nominees, examining the following factors:

     o long-term corporate performance record of the company's stock relative to a market index;
     o    composition of board and key board committees;
     o    nominee's attendance at meetings (past two years);
     o    nominee's investment in the company;
     o    whether a retired CEO of the company sits on the board; and
     o    whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

     o    corporate governance provisions and takeover activity;
     o    board decisions regarding executive pay;
     o board decisions regarding majority-supported shareholder proposals in back-to-back years;
     o    director compensation;
     o    number of other board seats held by nominee; and
     o    interlocking directorships.

B.   CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a CASE-BY-CASE basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

     o designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

     o    majority of independent directors;
     o    all-independent key committees;
     o    committee chairpersons nominated by the independent directors;
     o CEO performance is reviewed annually by a committee of outside directors;
     o    Established governance guidelines.


C.   MAJORITY OF INDEPENDENT DIRECTORS

Vote on a CASE-BY-CASE basis proposals that the board be comprised of a majority of independent directors.

Vote FOR proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


D.   STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.


E.   TERM OF OFFICE

Vote AGAINST proposals to limit the tenure of outside directors.

F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a CASE-BY-CASE basis proposals concerning director and officer indemnification and liability protection.

Vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.   CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals to eliminate, direct or otherwise restrict charitable contributions.


                             II.   PROXY CONTESTS


A.   DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis when the election of directors is contested, examining the following factors:

     o long-term financial performance of the company relative to its industry;
     o    management's track record;
     o    background to the proxy contest;
     o    qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
     o    stock ownership positions of director nominees.

B.   REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a CASE-BY-CASE basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

                               III.   AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote AGAINST auditors and WITHHOLD votes from Audit Committee members if:
         Non-audit ("all other") fees > audit and audit-related fees + permissible tax fees

     o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)
     o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)
     o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]
     o    ALL OTHER FEES

Vote on a CASE-BY-CASE basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

     o    Whether the non-audit fees are excessive (per the formula above) and
     o Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote FOR proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

                         IV.   PROXY CONTEST DEFENSES

A.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


B.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


C.   CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to permit cumulative voting.


D.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


E.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


F.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                          V.   TENDER OFFER DEFENSES


A.   POISON PILLS

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis proposals to redeem a company's poison pill.

Vote on a CASE-BY-CASE basis management proposals to ratify a poison pill.


B.   FAIR PRICE PROVISIONS

Vote on a CASE-BY-CASE basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote FOR proposals to lower the shareholder vote requirement in existing fair price provisions.


C.   GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


D.   PALE GREENMAIL

Vote on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.


E.   UNEQUAL VOTING RIGHTS

Vote AGAINST dual class exchange offers.

Vote AGAINST dual class recapitalizations.


F.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


G.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


H.   WHITE SQUIRE PLACEMENTS

Vote FOR proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                   VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A.   CONFIDENTIAL VOTING

Vote FOR proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


B.   EQUAL ACCESS

Vote FOR proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


C.   BUNDLED PROPOSALS

Vote on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.   SHAREHOLDER ADVISORY COMMITTEES

Vote on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


                             VII. CAPITAL STRUCTURE

A.   COMMON STOCK AUTHORIZATION

Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.


B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.


C.   REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.


D.   BLANK CHECK PREFERRED AUTHORIZATION

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E.   PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


F.   ADJUST PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.


G.   PREEMPTIVE RIGHTS

Vote on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


H.   DEBT RESTRUCTURINGS

Vote on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


I.   SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


                   VIII. EXECUTIVE AND DIRECTOR COMPENSATION


In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] DO YOU MEAN OVERSEEN? WHO WOULD BE DISINTERESTED OTHER THAN THE INDEPENDENT DIRECTORS, AND THEY SHOULDN'T BE ADMINISTERING. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


A.   OBRA-RELATED COMPENSATION PROPOSALS

_   AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

_   AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.


_   AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.


_   APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


B.   PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Vote on a CASE-BY-CASE basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a CASE-BY-CASE basis all other proposals that seek to limit executive and director pay.

Vote FOR proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.


C.   GOLDEN AND TIN PARACHUTES

Vote FOR proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


D.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).


E.   401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.


                         IX. STATE OF INCORPORATION


A.   VOTING ON STATE TAKEOVER STATUTES

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


B.   VOTING ON REINCORPORATION PROPOSALS

Vote on a CASE-BY-CASE basis proposals to change a company's state of incorporation.


                   X. MERGERS AND CORPORATE RESTRUCTURINGS


A.   MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis proposals related to mergers and acquisitions, taking into account at least the following:
o    anticipated financial and operating benefits;

o    offer price (cost vs. premium);
o    prospects of the combined companies;
o    how the deal was negotiated; and
o    changes in corporate governance and their impact on shareholder rights.


B.   CORPORATE RESTRUCTURING

Vote on a CASE-BY-CASE basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.


C.   SPIN-OFFS

Vote on a CASE-BY-CASE basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


D.   ASSET SALES

Vote on a CASE-BY-CASE basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


E.   LIQUIDATIONS

Vote on a CASE-BY-CASE basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


F.   APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


G.   CHANGING CORPORATE NAME

Vote FOR changing the corporate name.


                           XI. MUTUAL FUND PROXIES


A.   ELECTION OF TRUSTEES

Vote on trustee nominees on a CASE-BY-CASE basis.

B.   INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a CASE-BY-CASE basis.


C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.


D.   DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a CASE-BY-CASE basis.


                    XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o    the percentage of sales, assets and earnings affected;
o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o whether the issues presented should be dealt with through government or company-specific action;
o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o whether the company's analysis and voting recommendation to shareholders is persuasive;
o    what other companies have done in response to the issue;
o    whether the proposal itself is well framed and reasonable;
o whether implementation of the proposal would achieve the objectives sought in the proposal; and
o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

o    energy and environment
o    South Africa
o    Northern Ireland
o    military business
o    maquiladora standards and international operations policies
o    world debt crisis
o    equal employment opportunity and discrimination
o    animal rights
o    product integrity and marketing
o    human resources issues



-----------


ITEM 8.  [RESERVED]
ITEM 9.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) The code of ethics that is the subject of disclosure under Item 2 hereof is attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c) The proxy voting policies and procedures of Chartwell Investment Partners, L.P., the Fund's investment adviser, are attached hereto.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*              /s/ Winthrop S. Jessup
                                       ----------------------
                                       Winthrop S. Jessup, President
                                      (principal executive officer)

Date: February 3, 2004





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Winthrop S. Jessup
                                       ----------------------
                                       Winthrop S. Jessup, President
                                      (principal executive officer)

Date: February 3, 2004


By (Signature and Title)*              /s/ G. Gregory Hagar
                                       --------------------
                                       G. Gregory Hagar, Vice President
                                       (principal financial officer)


Date: February 3, 2004
* Print the name and title of each signing officer under his or her signature.